                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                  Safeway Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                  Safeway Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO]                            SAFEWAY INC.
                             4TH & JACKSON STREETS
                               OAKLAND, CA 94660

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Safeway Inc., a Delaware corporation (the "Company"), will be held at the Waterfront Plaza Hotel, 10 Washington Street, Oakland, California on Tuesday, May 10, 1994 at 10:00 a.m. for the following purposes:

          1. To elect three directors of the Company to serve for a term of three years and until their successors are elected and have qualified;

          2. To consider and vote upon adoption of the 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc. (the "Restated Plan") which amends the 1990 Amended and Restated Stock Option Plan for Key Employees of Safeway Inc. to (a) provide for shares of Common Stock to be issued under the Restated Plan as stock bonus awards to executive officers and key employees of the Company, (b) provide for limitations on the number of shares subject to options which may be granted under the Restated Plan to any employee in any given year, (c) amend the definition of "subsidiary" under the Restated Plan and (d) make certain other amendments;

          3. To consider and vote upon adoption of the Stock Option Plan for Consultants of Safeway Inc., as amended;

          4. To consider and vote upon adoption of the Operating Performance Bonus Plan for Executive Officers of Safeway Inc.;

          5. To consider and vote upon one stockholder proposal which is opposed by the directors;

          6. To ratify the appointment of Deloitte & Touche as independent auditors for fiscal year 1994; and

          7. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on March 15, 1994 will be entitled to notice of and to vote at the Annual Meeting and at any and all adjournments thereof.

     Whether or not you plan to attend the meeting in person, in order to ensure your representation, please complete, sign, date and promptly return the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          MICHAEL C. ROSS, Secretary

Oakland, California
Dated: March 29, 1994

                                  SAFEWAY INC.
                             4TH & JACKSON STREETS
                               OAKLAND, CA 94660

                                PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders on behalf of the Board of Directors of Safeway Inc., a Delaware corporation ("Safeway" or the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company, to be held at the Waterfront Plaza Hotel, 10 Washington Street, Oakland, California on Tuesday, May 10, 1994, at 10:00 a.m. and at any and all adjournments thereof. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on March 29, 1994.

     Only stockholders of record at the close of business on March 15, 1994 will be entitled to vote at the meeting. At the close of business on March 15, 1994 there were outstanding 102,164,599 shares of the Company's common stock ("Common Stock"). A majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business. Each share of Common Stock not in the treasury is entitled to one vote. There is no provision in the Company's Restated Certificate of Incorporation for cumulative voting.

     If shares are not voted in person, they cannot be voted on your behalf unless a signed proxy is given. Even if you expect to attend the Annual Meeting in person, in order to ensure your representation, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope. A stockholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by giving a subsequent proxy or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. If you attend the Annual Meeting and inform the Secretary of the Company in writing that you wish to vote your shares in person, your proxy will not be used. If you receive two or more proxy cards, please complete, sign, date and return each to complete your representation. All shares represented by each properly executed and unrevoked proxy, in the accompanying form, will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it unusable.

     Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any proposal as to which proxies reflect abstentions or broker non-votes, shares represented by such proxies will be treated as not present and not entitled to vote with respect to that proposal.

     The cost of this solicitation will be borne by the Company. Solicitation will be made by mail, by telegraph and telephone, and personally by a few officers and regular employees of the Company who will not receive additional compensation for solicitation. Brokers, nominees and fiduciaries will be reimbursed for out-of-pocket expenses incurred in obtaining proxies or authorizations from the beneficial owners of the Common Stock.

     The purpose of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, management knows of no other business which will be presented for consideration at the Annual Meeting. However, if any such other business shall properly come before the meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the best judgment of the persons acting under said proxies.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors is divided into three classes. Each year the stockholders are asked to elect the members of a class for a term of three years or less, depending on the class to which the Board has assigned a director not previously elected by the stockholders. If a quorum is present in person or by proxy, the affirmative vote of a plurality of the voting power of the shares represented at the meeting and entitled to vote will be sufficient to elect directors.

     It is intended that the shares represented by proxies, in the accompanying form, will be voted for the election of the three nominees named below unless authority to so vote is withheld. All of the nominees have consented to being named herein and to serve if elected. If any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

     The nominees named below are currently directors of the Company and each was elected by the stockholders. The Board of Directors recommends the three nominees for election as directors. The three directors will hold office for a three-year term ending at the Annual Meeting in 1997 and until their successors are elected and have qualified.

     The following information, which has been provided by the directors, sets forth for each of the nominees for election to the Board of Directors and for each director whose term continues, his name, age and principal occupation or employment during the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is or was carried on and the period during which such person has served as a Safeway director.

                                 1994 NOMINEES

     JAMES H. GREENE, JR., age 43, has been a member of the Board of Directors since December 17, 1987. Mr. Greene has been a General Partner of Kohlberg Kravis Roberts & Co. ("KKR") since January 1, 1993 and has been an executive of KKR during the last five years. Mr. Greene is also a director of Owens-Illinois, Inc., Owens-Illinois Group, Inc., RJR Nabisco Holdings Corp., RJR Nabisco, Inc., The Stop & Shop Companies, Inc., The Vons Companies, Inc. and Union Texas Petroleum Holdings, Inc.

     PAUL HAZEN, age 52, has been a member of the Board of Directors since July 18, 1990. Mr. Hazen has served as President and Chief Operating Officer and director of Wells Fargo & Co. and its principal subsidiary, Wells Fargo Bank, National Association, since 1984. Mr. Hazen is also a director of Phelps Dodge Corporation and Pacific Telesis Group.

     HENRY R. KRAVIS, age 50, has been a member of the Board of Directors since November 26, 1986. Mr. Kravis has been a General Partner of KKR during the last five years. Mr. Kravis is also a director of American Re Corporation, Auto Zone, Inc., Duracell International, Inc., Flagstar Companies, Inc., Flagstar Corporation, IDEX Corporation, K-III Communications Corp., Owens-Illinois, Inc., Owens-Illinois Group, Inc., RJR Nabisco Holdings Corp., RJR Nabisco, Inc., The Stop & Shop Companies, Inc., Union Texas Petroleum Holdings, Inc. and World Color Press, Inc.

                              CONTINUING DIRECTORS

     STEVEN A. BURD, age 44, has been Chief Executive Officer of the Company since April 30, 1993 and President of the Company since October 26, 1992. He was elected to the Board of Directors on September 7, 1993. Previously, he was the sole owner of Burd & Associates, a management consulting firm. Mr. Burd is also a director of The Vons Companies, Inc.

     SAM GINN, age 56, has been a member of the Board of Directors since January 15, 1991. Mr. Ginn has served as Chairman of the Board and Chief Executive Officer of Pacific Telesis Group since 1988. He has also served as that company's President and Chief Operating Officer (1987-1988) and Vice Chairman of the Board

(1986-1987). Mr. Ginn is also a director of Pacific Telesis Group, Pacific Bell, Chevron Corporation and Transamerica Corporation. In December 1993, Mr. Ginn became Chairman of the Board and Chief Executive Officer of PacTel Corporation. At the time of the spinoff of PacTel Corporation by Pacific Telesis, he will resign his positions with Pacific Telesis and Pacific Bell.

     ROBERT I. MACDONNELL, age 56, has been a member of the Board of Directors since November 26, 1986. Mr. MacDonnell has been a General Partner of KKR during the last five years. Mr. MacDonnell is also a director of Auto Zone, Inc., Owens-Illinois, Inc., Owens-Illinois Group, Inc. and The Vons Companies, Inc.

     PETER A. MAGOWAN, age 51, has served as Chairman of the Board of Directors since November 26, 1986. He served as Chief Executive Officer of the Company from November 26, 1986 to April 30, 1993. He also served as President of the Company from March 27, 1988 to October 26, 1992. Previously from December 1979, Mr. Magowan served as Chairman of the Board and Chief Executive Officer of the Company's predecessor, Safeway Stores, Incorporated, a Maryland corporation. Mr. Magowan is also a director of Caterpillar, Inc., Chrysler Corporation and The Vons Companies, Inc. Mr. Magowan is Managing General Partner and President of the San Francisco Giants.

     GEORGE R. ROBERTS, age 50, has been a member of the Board of Directors since July 1986. Mr. Roberts has been a General Partner of KKR during the last five years. Mr. Roberts is also a director of American Re Corporation, Auto Zone, Inc., Duracell International Inc., Flagstar Companies, Inc., Flagstar Corporation, IDEX Corporation, K-III Communications Corp., Owens-Illinois, Inc., Owens-Illinois Group, Inc., Red Lion Properties, Inc., RJR Nabisco Holdings Corp., RJR Nabisco, Inc., The Stop & Shop Companies, Inc., Union Texas Petroleum Holdings, Inc. and World Color Press, Inc.

     MICHAEL T. TOKARZ, age 44, has been a member of the Board of Directors since December 17, 1987. Mr. Tokarz has been a General Partner of KKR since January 1, 1993 and has been an executive of KKR during the last five years. Mr. Tokarz is also a director of Flagstar Companies, Inc., Flagstar Corporation, IDEX Corporation, K-III Communications Corp., RJR Nabisco Holdings Corp. and RJR Nabisco, Inc.

     Mr. Roberts and Mr. Kravis are first cousins. Mr. MacDonnell and Mr. Roberts are brothers-in-law.

     Messrs. Burd, Ginn and MacDonnell are in the class of directors whose term will expire in 1995.

     Messrs. Magowan, Roberts and Tokarz are in the class of directors whose term will expire in 1996.

     Under Securities Purchase Agreements dated August 11, 1986, as amended December 1, 1987, each of two partnerships which are the principal stockholders of Safeway and which are affiliated with KKR has the right, so long as either owns any shares of the Common Stock, to elect at least one director to Safeway's Board of Directors in order to substantially participate in and substantially influence the conduct of the management of Safeway and its business. See "Beneficial Ownership of Securities."

BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth certain information regarding the beneficial ownership of Safeway's outstanding Common Stock as of March 15, 1994 by (i) each of Safeway's directors and nominees who is a stockholder, (ii) all persons who served as the Company's Chief Executive Officer during fiscal 1993, (iii) each of the Company's four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 1993, (iv) all executive officers and directors of Safeway as a group and (v) each person believed by Safeway to own beneficially more than 5% of its outstanding shares of Common Stock. The table does not include shares awarded subject to stockholder approval on January 31, 1994 under the Operating Performance Bonus Plan for Executive Officers of Safeway Inc. (see Proposal 2). Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them. The address of KKR Associates, SSI Equity Associates, L.P. and SSI Partners, L.P. is 9 West 57th Street, New York, New York 10019.

                                                         NUMBER OF SHARES
                                                           BENEFICIALLY       PERCENTAGE OF
                    NAME OF BENEFICIAL OWNER                 OWNED(1)           CLASS(1)
          ---------------------------------------------  ----------------     -------------
          KKR Associates(2)............................     65,000,000             63.6%
            James H. Greene, Jr.(3)....................         12,000            *
            Henry R. Kravis(4).........................
            Robert I. MacDonnell(5)....................
            George R. Roberts(6).......................
            Michael T. Tokarz..........................          5,000            *
          SSI Equity Associates, L.P.(7)...............     13,928,000             12.0
          FMR Corp.(8).................................      6,932,260              6.8
          Sam Ginn(9)..................................         26,042            *
          Paul Hazen(9)................................         26,042            *
          Steven A. Burd(10)...........................        227,300            *
          Peter A. Magowan(10).........................      1,764,725              1.7
          Kenneth W. Oder(10)..........................         96,083            *
          E. Richard Jones(10)(11).....................        511,500            *
          Frithjof J. Dale(10).........................        228,750            *
          Michael C. Ross(10)..........................         36,000            *
          All executive officers and directors as a
            group (14 persons, excluding Messrs.
            Greene, Kravis, Roberts, MacDonnell and
            Tokarz)(10)................................      3,315,081              3.2

- ---------------

  *  Less than 1%

 (1) For purposes of this table, a person or a group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2) The 65,000,000 shares are owned of record by two partnerships, the sole general partner of each of which is KKR Associates, a New York limited partnership. KKR Associates, in its capacity as general partner, may be deemed to beneficially own such shares. Messrs. Greene, Kravis, MacDonnell, Roberts, Tokarz, Saul A. Fox, Michael W. Michelson and Paul E. Raether, as general partners of KKR Associates, may be deemed to share beneficial ownership of any shares beneficially owned by KKR Associates, but disclaim any such beneficial ownership. Messrs. Greene, Kravis, MacDonnell, Roberts and Tokarz are members of Safeway's Board of Directors.

 (3) Represents shares owned jointly by Mr. Greene and his wife. Does not include 5,000 shares owned by Mrs. Greene, as to which Mr. Greene disclaims any beneficial ownership. Does not include 3,000 shares held in trust by Mrs. Greene for the benefit of their children, as to which Mr. Greene disclaims any beneficial ownership.

 (4) Does not include 200,000 shares held by Mr. Kravis as a trustee of an irrevocable trust created by Mr. Roberts for the benefit of his children (the "Roberts Trust"). As co-trustee, Mr. Kravis shares the authority to vote and dispose of the shares, but has no economic interest in such shares.

 (5) Does not include 30,000 shares held in an irrevocable trust created by Mr. MacDonnell for the benefit of his children (the "MacDonnell Trust") with respect to which Mr. MacDonnell disclaims any beneficial ownership.

 (6) Does not include 30,000 shares held by Mr. Roberts as a trustee of the MacDonnell Trust. As co-trustee, Mr. Roberts shares the authority to vote and to dispose of the shares, but has no economic interest in such shares. Does not include 200,000 shares held in the Roberts Trust with respect to which Mr. Roberts disclaims any beneficial ownership.

 (7) SSI Equity Associates, L.P. is a Delaware limited partnership, the sole general partner of which is SSI Partners, L.P., a Delaware limited partnership. SSI Partners, L.P., in its capacity as general partner, may be deemed to own any shares beneficially owned by SSI Equity Associates, L.P. Messrs. Kravis, MacDonnell, Roberts and Raether, as general partners of SSI Partners, L.P., may be deemed to share beneficial ownership of any shares beneficially owned by SSI Partners, L.P., but disclaim any such beneficial ownership. Messrs. Kravis, MacDonnell and Roberts are members of Safeway's Board of Directors.

 (8) Information with respect to FMR Corp. is based on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") reflecting beneficial ownership of Common Stock as of December 31, 1993.

 (9) Includes 15,625 shares issuable upon exercise of stock options.

(10) Includes shares issuable upon exercise of stock options as follows: Steven
     A. Burd, 170,000; Peter A. Magowan, 1,100,078; Kenneth W. Oder, 80,000; E.
     Richard Jones, 317,500; Frithjof J. Dale, 142,400; Michael C. Ross, 30,000; and all executive officers and directors as a group, 2,193,687. Does not include shares issuable upon exercise of stock options which are not vested.

(11) Does not include 6,000 shares owned by Mr. Jones' children as to which Mr. Jones disclaims any beneficial ownership.

BOARD MEETINGS, COMMITTEES AND COMPENSATION

     The Company's Board of Directors held five meetings in fiscal 1993. Each director, except Messrs. Kravis and Tokarz, attended 75% or more of the total number of Board meetings and meetings of Board committees on which the director served during the time he served on the Board or committee. The Board of Directors has established the following standing committees: Audit Committee, and Compensation and Stock Option Committee. There is no standing Nominating Committee.

     Audit Committee: Paul Hazen, Chairman; Sam Ginn. As directed by the Board, the functions of the committee include recommending independent auditors to be employed by the Company; conferring with the independent auditors regarding their audit of the Company; reviewing the fees of such auditors and other terms of their engagement; considering the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company; meeting with the Company's internal auditors; reviewing with the independent and internal auditors the results of their examinations; and recommending changes in financial policies or procedures as suggested by the auditors. During fiscal 1993 the Audit Committee held three meetings.

     Compensation and Stock Option Committee: Sam Ginn, Chairman; James H. Greene, Jr., Paul Hazen and Robert I. MacDonnell. The functions of the committee are to review new or modified programs in the areas of executive salary and incentive compensation, deferred compensation and stock plans; to review direct and indirect compensation matters; and to review management's compensation actions for executive officers and other key personnel. During fiscal 1993 the Compensation and Stock Option Committee held four meetings.

     Director Compensation: Directors who are not employees of the Company or its subsidiaries were paid an annual fee of $25,000 in fiscal 1993. The Chairman of each Board Committee is paid an additional annual fee of $5,000. Each outside director is paid a Board attendance fee of $1,250 and a committee attendance fee of $1,000. See "Compensation Committee Interlocks and Insider Participation" for a description of fees paid to KKR by the Company for management, consulting and financial services.

     On April 18, 1991, the stockholders approved the Outside Director Equity Purchase Plan (the "Director Plan"), which generally provides for the grant to "Outside Directors" (as defined in the Director Plan) of options to purchase shares of Common Stock of the Company and requires Outside Directors to purchase shares of Common Stock as a condition to membership on the Board. Mr. Ginn and Mr. Hazen each has purchased 10,417 shares of Common Stock. In connection with such purchases, Mr. Ginn and Mr. Hazen each delivered to Safeway a full recourse note in the amount of $99,900. Each note matures in 2001 and bears interest at 8.87% per annum.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     In 1993, Safeway made payments totaling approximately $392,500 for the direct or indirect benefit of the San Francisco Giants. Mr. Magowan, Chairman of the Board of the Company, is the Managing General Partner and President of the San Francisco Giants. Such payments were made in connection with advertising, promotional events, ticket purchases and marketing programs involving the San Francisco Giants and Safeway. It is anticipated that similar expenditures in the approximate of amount of $300,000 will be made in 1994.

     Mr. Magowan resigned from his position as Chief Executive Officer of the Company effective April 30, 1993 and has continued as Chairman of the Board of the Company. The Company has agreed to employ Mr. Magowan at his current salary ($737,500 annually) until December 31, 1994, after which he will receive a monthly salary of $42,500 ($510,000 annually) until his retirement on April 30, 1997. Mr. Magowan will continue to receive insurance benefits, and he received in 1994 a prorated bonus under the Company's operating performance and capital performance bonus programs with respect to the first four months of 1993. The Company paid Mr. Magowan $125,000 at the end of 1993 and will pay $125,000 at the end of 1994 with regard to contingent incentive bonuses pertaining to his performance previous to 1993 under the Company's bonus programs. Upon retirement, Mr. Magowan will be entitled to receive retirement benefits in accordance with the terms of the Company's retirement plans.

     From December 1986 through December 1989, certain members of management (the "Management Investors") purchased shares of Common Stock and/or acquired options to purchase an aggregate of 9,636,000 shares of Common Stock. The Management Investors paid, and stock options held by the Management Investors are exercisable primarily at, $2.00 per share. Each such Management Investor also entered into a subscription agreement with Safeway, pursuant to which all shares of Common Stock held by such Management Investor are subject to certain restrictions on transfer and certain repurchase rights and obligations under certain circumstances, primarily relating to such Management Investor's termination of employment.

     In 1991, Robert H. Kinnie, who at that time was Chairman, President and Chief Executive Officer of Safeway's Canadian subsidiary, Canada Safeway Limited ("CSL"), agreed to move to California and serve as Safeway's Executive Vice President and Chief Operations Officer -- Retail. In order to facilitate Mr. Kinnie's relocation from Canada to California, Safeway made certain secured loans to Mr. Kinnie. In connection with the purchase of Mr. Kinnie's residence in California, Safeway made loans aggregating $1,650,000 evidenced by three secured promissory notes in the amount of $1,100,000, $385,000 and $165,000, respectively. The $1,100,000 note had a maturity date in April 2002 and bore no interest unless certain events of default set forth in the note occurred, at which time the note would begin to bear interest at 10% per annum. The $385,000 note had a maturity date in April 2002 and bore interest at 7.95% per annum. The $165,000 note had a maturity date in December 1996 and bore interest at 7.88% per annum. In addition, during fiscal 1993, Mr. Kinnie owed $43,515 to Safeway pursuant to a secured promissory note which was executed to cancel a promissory note by Mr. Kinnie to CSL. The note had a maturity date in December 1996 and bore interest at

7.88% per annum. Also during fiscal 1993, Mr. Kinnie owed $637,115 to Safeway pursuant to two secured promissory notes executed in connection with the purchase of shares of Common Stock pursuant to the above-described subscription agreement and a non-qualified stock option agreement. One note in the amount of $61,667 was due in equal annual installments through November 1995 and bore interest at 7.16% per annum, and the other note in the amount of $575,449 was due in December 1996 and bore interest at 7.88% per annum. Certain tax obligations arose out of Mr. Kinnie's purchase of Common Stock in Canada in 1991 through the exercise of stock options, as well as his departure from Canada after exercise. In connection with these tax obligations, Safeway loaned Mr. Kinnie $2,330,360 in April 1992. The loan was secured by a pledge of Mr. Kinnie's Common Stock, bore interest at a rate of 7.0% per annum and was due in December 1996. In June 1993, Mr. Kinnie resigned from his positions as Executive Vice President and Chief Operations Officer--Retail and became an employee of CSL. In connection therewith, all principal and interest with respect to the foregoing loans was repaid, with the exception of $517,229 which was forgiven with respect to the $1,100,000 note, and the cost of such forgiveness was borne by CSL. During fiscal 1993, the largest aggregate amount of indebtedness outstanding for Mr. Kinnie was $4,660,900 (plus accrued interest), and as of March 15, 1994, Mr. Kinnie was not indebted to the Company.

     During 1991 Safeway also requested that Donald P. Wright, an executive officer of CSL, relocate to California to accept the position of Senior Vice President--Real Estate and Engineering of Safeway. In order to facilitate Mr. Wright's relocation to California, Safeway made certain secured loans to Mr. Wright. In connection with his purchase of a residence in California, Mr. Wright owed Safeway, as of March 15, 1994, $80,000 (plus accrued interest) under two promissory notes in the amount of $34,900 and $45,100, respectively. Each note matures in January 1997 and bears interest at 8.0% per annum. During fiscal 1993, the largest aggregate amount of indebtedness outstanding for Mr. Wright was $80,000 (plus accrued interest).

     In May 1993, the Company entered into a Loan Agreement with Lyman C. Gordon, Senior Vice President of the Company, pursuant to which the Company loaned Mr. Gordon $75,000 under a promissory note in connection with Mr. Gordon's purchase of Company common stock. The note matures in May 1998 and bears interest at 5.46% per annum. During fiscal 1993, the largest aggregate amount of indebtedness outstanding for Mr. Gordon was $75,000 (plus accrued interest), and Mr. Gordon remained indebted to the Company for this amount as of March 15, 1994.

     In April 1993, the Company hired Mr. Ross as Senior Vice President, Secretary and General Counsel and in November 1993 loaned Mr. Ross $170,000 for expenses incurred by him in connection with his relocation from Los Angeles, California to the Company's headquarters in Oakland, California. The loan is secured by Mr. Ross' new residence, bears no interest and is due 15 days after the date of sale of Mr. Ross' prior residence. During fiscal 1993, the largest aggregate amount of indebtedness outstanding for Mr. Ross was $170,000, and Mr. Ross remained indebted to the Company for this amount as of March 15, 1994.

     See COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION for additional relationships and transactions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) of Common Stock with the SEC and the New York Stock Exchange. Officers, directors and greater-than-ten-percent holders are required to furnish the Company with copies of all such forms which they file.

     To the Company's knowledge, based solely on the Company's review of copies of such reports or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during fiscal 1993 all filing requirements applicable to its officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with except that Patrick Totman filed one report late covering one transaction.

EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 1993, 1992 and 1991 for all persons who served as the Chief Executive Officer during fiscal 1993 and the four most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal 1993.

                           SUMMARY COMPENSATION TABLE
                             (DOLLARS IN THOUSANDS)

                                                                      LONG-TERM COMPENSATION
                                                                     -------------------------
                                         ANNUAL COMPENSATION           AWARDS       PAYOUTS
                                    -----------------------------    ----------   ------------
                                                     OTHER ANNUAL    SECURITIES       LTIP        ALL OTHER
          NAME AND                  SALARY   BONUS   COMPENSATION    UNDERLYING     PAYOUTS      COMPENSATION
     PRINCIPAL POSITION      YEAR    ($)     ($)(A)     ($)(B)       OPTIONS(#)      ($)(C)       ($)(B)(D)
- ---------------------------- -----  ------   -----   ------------    ----------   ------------   ------------
Peter A. Magowan............ 1993     738     243         --                --         125             --
  Chairman and former CEO    1992     731      --         --                --          --              5
                             1991     702     319                       60,000         243
Steven A. Burd.............. 1993     550     545         --                --          --             --
  President and CEO          1992     106      --         --           600,000          --            755
                             1991      --      --                           --          --
Kenneth W. Oder............. 1993     365     465         60(e)             --          --             --
  Executive Vice President   1992      --      --         --           400,000          --             --
                             1991      --      --                           --          --
E. Richard Jones............ 1993     358     307         --                --          93             --
  Executive Vice President   1992     342      --         --                --          --              2
                             1991     326     161                       25,000         113
Frithjof J. Dale............ 1993     260     206         --                --          49             --
  Group Vice President       1992     254      --         --                --          --             --
                             1991     235     107                       25,000          33
Michael C. Ross............. 1993     168     235         --           200,000          --             --
  Senior Vice President,     1992      --      --         --                --          --             --
  Secretary and General      1991      --      --                           --          --
  Counsel

- ---------------

(a) Represents the dollar value of the cash and stock bonuses earned by the named individual during the fiscal year indicated. Includes cash signing bonuses of $100,000 paid to each of Mr. Oder and Mr. Ross.

(b) Information for years prior to fiscal 1992 is not required to be disclosed under applicable SEC rules.

(c) Long-term incentive plan compensation awards were paid based on operating performance during the three fiscal years preceding the time of payment.

(d) Represents all other compensation for fiscal 1992 and 1993. These amounts consist of payments of split dollar life insurance premiums in fiscal 1992 for Mr. Magowan and Mr. Jones and payment of consulting fees for Mr. Burd for services rendered to the Company in fiscal 1992 prior to his being elected President of the Company.

(e) Represents a transfer allowance paid to Mr. Oder for fiscal 1993.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Ginn, Greene, Hazen and MacDonnell served as members of the Compensation and Stock Option Committee (the "Committee") of the Company's Board of Directors during fiscal 1993. Mr. Greene was a Vice President and Assistant Secretary of the Company from August 1986 to November 1986. No other member of the Committee is a current or former officer or employee of the Company or any of its subsidiaries.

     Safeway holds an 80% interest in Property Development Associates, a California general partnership formed in 1987 ("PDA"). The general partners of PDA are Pacific Resources Associates, L.P., a Delaware limited partnership ("PRA"), which is a company controlled by an affiliate of KKR, and Safeway U.S. Holdings, Inc., a wholly-owned subsidiary of Safeway. PDA was organized to purchase, manage and dispose of certain Safeway facilities, primarily those which are no longer used in Safeway's retail grocery business. During 1993, the Company contributed to PDA seven properties no longer used in the Company's retail grocery business which had an aggregate net book value of $2.5 million, and PRA made a corresponding capital contribution in cash to retain its proportionate ownership interest in PDA. Also during 1993, Safeway paid PDA $2.0 million for reimbursement of expenses related to management and real estate services provided by PDA in connection with certain of Safeway's properties no longer used in the retail grocery business. No gains or losses were recognized on these transactions in the financial statements. At year-end 1993, PDA held 239 properties which were recorded at an aggregate net book value of $111.2 million. The accounts of PDA are consolidated with those of the Company, and a minority interest of $19.3 million is included in accrued claims and other liabilities in the Company's consolidated balance sheet at year end 1993.

     Mr. MacDonnell and Mr. Greene are General Partners of KKR. KKR provides management, consulting and financial services to Safeway for an annual management fee. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the operation, planning and financing of Safeway, as needed from time to time. In 1993, the Company paid KKR a management fee of $885,780 and reimbursed expenses in the amount of $21,050.

     Messrs. Ginn and Hazen each purchased 10,417 shares of Common Stock of the Company pursuant to the Director Plan which requires Outside Directors to purchase shares of Common Stock as a condition to membership on the Board. In connection with such purchases, Messrs. Ginn and Hazen each delivered to the Company a full recourse note in the amount of $99,900. Each note matures in 2001 and bears interest at 8.87% per annum. Each of Messrs. Ginn and Hazen remained indebted to the Company for such amount (plus accrued interest) as of March 15, 1994.

                                  *  *  *  *  *

     The following Report of the Compensation and Stock Option Committee and Stock Performance Graph are not to be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     The Company's policies with respect to the compensation of executive officers, which policies are approved by the Compensation and Stock Option Committee, are (1) to base a significant portion (up to approximately 50%) of total yearly compensation of executive officers on the performance of the Company and the individual performances of the executive officers, (2) to award the Company performance-based portions of compensation only when overall Company performance reaches pre-established levels, and (3) to pay base salaries and award stock options to executive officers within ranges of competitive compensation practices of various industry groups and comparable size companies while taking into account the Company's and each individual executive officer's performance.

     The relationship of Company performance to the compensation of executive officers, including the Chief Executive Officer ("CEO"), is as follows.

     The Company undertakes an annual planning process which culminates in the adoption and approval of an operating plan for the Company. The operating plan includes a target level for Company operating performance for the following year. The specific elements of Company operating performance that are relevant to compensation determinations are sales, operating profit and working capital. No operating performance-based compensation is awarded to executive officers, including the CEO, unless an operating performance threshold based upon target level performance is met. If the threshold is met, operating performance-based compensation of up to 80% of the CEO's base salary is awarded based upon the extent to which Company performance exceeds the threshold. If the threshold is met, executive officers other than the CEO are eligible to receive operating performance-based compensation subject to the operating performance and up to a maximum percentage of each such executive officer's base salary, which maximum percentage ranges from 48% to 100%. The amount of operating performance-based compensation awarded to such executive officers may be reduced by the CEO and is based on individual, participant-specific performance factors, and the amount of a particular individual's award cannot exceed the maximum percentage for such individual.

     When awarded, operating performance-based compensation is divided into two components: (1) a cash bonus ranging from 70% to 80% of the award, and (2) a stock bonus subject to restrictions on sale ranging from 20% to 30% of the award. The percentages of the award made as a cash bonus and a stock bonus vary within these ranges based on the officer's position. Based on actual operating results in 1993, Company performance exceeded the threshold of operating performance and, accordingly, operating performance-based compensation was awarded to the CEO and other executive officers.

     In addition to operating performance-based compensation, the most senior executive officers who are responsible for making capital investment decisions, including the CEO, are also eligible for capital performance-based compensation, payment of which is contingent on new capital investments of the Company achieving targeted rates of return established at the outset of each new capital investment project. Capital performance is measured for the first and third years following completion of a particular project. If capital performance thresholds are met, compensation of up to 15% of the executive officer's base salary is awarded based upon the extent to which capital performance exceeded the thresholds as to each of the two years' measurements. Based on the results of the measured projects, the CEO and certain other executive officers earned a capital performance-based bonus in 1993 with respect to measured first and third year projects.

     Base salaries are evaluated annually for all executive officers, including the CEO. Competitive compensation practices are reviewed by position and various industry groups, and this competitive data is used to determine appropriate ranges of base salary levels and annual increases to attract and retain qualified executives. All grocery companies whose executive pay practices were surveyed for this purpose in 1993 are included in the peer group identified in footnote (b) to the Stock Performance Graph set forth elsewhere in this proxy statement, except for those companies whose common stock was not publicly traded for the period covered by the Stock Performance Graph. The Company's executive compensation levels generally are at the median of or lower than the executive compensation levels of the companies surveyed. Annual base salary increases for executive officers, including the CEO, are also based in part on overall corporate performance and individual performance. A Company-wide salary freeze was imposed for 1993, and therefore the CEO's base salary was not increased during 1993.

     Stock option grants are considered annually by the Committee for all executive officers, including the CEO. A primary consideration in granting stock options is to encourage members of management to hold significant equity ownership in the Company. The aggregated option exercise table shows stock options owned by the individuals named in the Summary Compensation Table. The amounts of annual stock option grants are derived based upon review of competitive compensation practices, with respect to the same or similar executive positions, overall corporate performance and individual performance. No stock options were granted to the CEO during 1993.

     During 1993, the Internal Revenue Code of 1986 (the "Code") was amended to include a provision which denies a deduction to any publicly held corporation for compensation paid to any "covered employee" (defined as the CEO and the Company's other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation exceeds $1 million in any taxable year of the corporation beginning after 1993. Compensation which is payable pursuant to written binding agreements entered into before February 18, 1993 and compensation which constitutes "performance-based compensation" is excludable in applying the $1 million limit. It is the Company's policy to qualify compensation paid to its top executives, in a manner consistent with the Company's compensation policies, for deductibility under the new law in order to maximize the Company's income tax deductions.

                        Sam Ginn
                        James H. Greene, Jr.
Paul Hazen
Robert I. MacDonnell

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock to that of the S&P 500 and a group of peer companies in the retail grocery industry.

      Measurement Period
    (Fiscal Year Covered)           Safeway         S&P 500      Peer Group(b)
Apr. 27, 1990(a)                           100             100             100
Dec. 28, 1990                           102.06             101          104.82
Dec. 27, 1991                           148.45             129          127.67
Dec. 31, 1992                           107.22             143          130.40
Dec. 31, 1993                           175.26             157          123.85

- ---------------

(a) Prior to April 27, 1990, the Company's stock was not publicly held.

(b) The peer group companies are: The Kroger Co., American Stores Co., Safeway Inc., The Great Atlantic & Pacific Tea Company, Inc., Winn-Dixie Stores, Inc., Albertson's Inc., Food Lion, Inc., The Vons Companies, Inc., Giant Food, Inc., Fred Meyer, Inc., The Penn Traffic Company, Bruno's, Inc., Smith's Food & Drug Centers, Inc., Hannaford Bros. Co., Weis Markets, Inc. and Eagle Food Centers.

                        OPTION GRANTS IN 1993 FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during fiscal 1993 to each of the individuals identified in the Summary Compensation Table.

                                                                                             POTENTIAL REALIZABLE
                                                 INDIVIDUAL GRANTS                             VALUE AT ASSUMED
                           --------------------------------------------------------------        ANNUAL RATES
                            NUMBER OF       % OF TOTAL                                          OF STOCK PRICE
                           SECURITIES         OPTIONS                                            APPRECIATION
                           UNDERLYING       GRANTED TO                                        FOR OPTION TERM(B)
                             OPTIONS         EMPLOYEES      EXERCISE PRICE    EXPIRATION     ---------------------
          NAME             GRANTED(#)     IN FISCAL 1993       ($/SHARE)         DATE         5% ($)      10% ($)
          ----             ----------     --------------    --------------    ----------     ---------   ---------
Peter A. Magowan.........     --                --
Steven A. Burd...........     --                --
Kenneth W. Oder..........     --                --
E. Richard Jones.........     --                --
Frithjof J. Dale.........     --                --
Michael C. Ross..........   200,000(a)        18.54%            13.50         4/12/08       2,913,200   8,578,600

- ---------------

(a) Options vest at a rate of 15% per year beginning with the first anniversary of the date of grant through the sixth anniversary of the date of grant, with the remaining 10% becoming exercisable on the seventh anniversary of the date of the grant. Upon the occurrence of a "Change of Control" of the Company (as defined in the individual stock option agreement), options shall become exercisable as to all shares covered thereby, notwithstanding that such options may not have fully vested at such time.

(b) The assumed annual rates of appreciation in the table are shown for illustrative purposes only pursuant to applicable SEC requirements. Actual values realized on stock options are dependent on actual future performance of the Company's stock, among other factors. Accordingly, the amounts shown may not necessarily be realized.

                       AGGREGATED OPTION EXERCISES DURING 1993
                 FISCAL YEAR AND 1993 FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning exercise of stock options during fiscal 1993 by each of the individuals identified in the Summary Compensation Table and the value of unexercised options at the end of fiscal 1993.

                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING           VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                  SHARES          VALUE       AT 1993 YEAR-END(#)      AT 1993 YEAR-END($)(B)
                               ACQUIRED ON      REALIZED          EXERCISABLE/              EXERCISABLE/
            NAME               EXERCISE(#)       ($)(A)          UNEXERCISABLE              UNEXERCISABLE
            ----               -----------      --------      --------------------     ----------------------
Peter A. Magowan............      75,000        1,425,000           1,200,078                 22,303,877
                                                                       97,000                    574,875
Steven A. Burd..............      --               --                 170,000                  3,272,500
                                                                      600,000                  6,000,000
Kenneth W. Oder.............      --               --                  80,000                    800,000
                                                                      320,000                  3,200,000
E. Richard Jones............      --               --                 317,500                  5,992,813
                                                                       17,500                     59,063
Frithjof J. Dale............      40,000          750,000             142,400                  2,494,170
                                                                       31,250                    167,344
Michael C. Ross.............      --               --                       0                          0
                                                                      200,000                  1,550,000

- ---------------

(a) Value realized is (i) the fair market value of the stock at the date of exercise less the exercise price of the options exercised multiplied by (ii) the number of shares represented by such options.

(b) Potential unrealized value is (i) the fair market value at fiscal 1993 year-end ($21.25 per share) less the exercise price of "in-the-money," unexercised options times (ii) the number of shares represented by such options.

PENSION PLANS

     Pension benefits are paid to executive officers under the Employee Retirement Plan, a qualified defined benefit pension plan, and the Retirement Restoration Plan. The Retirement Restoration Plan, which became effective on January 1, 1994, replaced the Company's Senior Executive Supplemental Retirement Plan. The Retirement Restoration Plan provides benefits to certain employees, including the individuals named in the Summary Compensation Table, that cannot be paid under the qualified Retirement Plan due to Internal Revenue Code limitations on the amount of compensation that may be recognized and the amount of benefits that may be paid.

     The Employee Retirement Plan and the Retirement Restoration Plan (collectively, the "Retirement Plans") provide benefits under a formula generally based on years of service, age at retirement date, and the employee's highest 60-month average compensation out of the 120 consecutive months preceding retirement. Unreduced benefits under the formula are payable as early as age 62, and reduced early retirement benefits are available at ages 55 through 61.

     The following table illustrates the total estimated annual benefits payable as of December 31, 1993 from the Retirement Plans (assuming for purposes of calculation that the Retirement Restoration Plan was then in effect) to persons in specified remuneration and years of credited service classifications. The benefits shown in the table are based on the Retirement Plans' final average earnings benefit formula, retirement at age 65, and payment in the form of a single life annuity.

                               PENSION PLAN TABLE

        ANNUAL FINAL                          YEARS OF CREDITED SERVICE UNDER PLANS
      AVERAGE EARNINGS         --------------------------------------------------------------------
       USED FOR PLANS             15             20             25             30             35
      ----------------         --------       --------       --------       --------       --------
$  100,000...................  $ 20,040       $ 26,720       $ 33,400       $ 40,080       $ 46,760
   200,000...................    41,790         55,720         69,650         83,580         97,510
   300,000...................    63,540         84,720        105,900        127,080        148,260
   400,000...................    85,290        113,720        142,150        170,580        199,010
   500,000...................   107,040        142,720        178,400        214,080        249,760
   600,000...................   128,790        171,720        214,650        257,580        300,510
   800,000...................   172,290        229,720        287,150        344,580        402,010
 1,000,000...................   215,790        287,720        359,650        431,580        503,510
 1,500,000...................   324,540        432,720        540,900        649,080        757,260

     Remuneration under the final average earnings formula illustrated in the foregoing table includes pay earned from full-time employment, contingent pay and pay for part-time employment, but excludes any special pay made solely in the discretion of the employer and stock options. Remuneration under this final average earnings formula for the individuals named in the Summary Compensation Table generally corresponds with the aggregate of the earned salary, plus bonuses and long-term compensation for each such person. Credited years of service as of December 31, 1993 under the final average earnings formula for the six individuals named in the Summary Compensation Table were: S. A. Burd, none;
F. J. Dale, 16; E. R. Jones, 10; P. A. Magowan, 25; K. W. Oder, none; M. C. Ross, none.

     In addition to benefits provided under the final average earnings benefit formula, the Retirement Plans provide retirement benefits under an account balance feature. The normal form of benefit under this feature is a life annuity commencing at age 65, and early retirement benefits are available at ages 55 and greater. The annual account balance benefit at age 65 is equal to 12% of an employee's accumulated account balance. Additions to an employee's account balance are based on the employee's salary, exclusive of bonuses and other contingent or special pay, and interest in accordance with an interest index. Estimated annual retirement benefits under the account balance feature for the individuals named in the Summary Compensation Table, other than Mr. Magowan, are shown below, and assume a 3% annual interest index factor and no increases in salary.


            NAME               YEAR REACHING AGE 65     ESTIMATED ANNUAL BENEFIT
            ----               --------------------     ------------------------
 S. A. Burd...................          2014                     $ 76,934
 F. J. Dale...................          2009                       48,152
 E. R. Jones..................          2009                       62,057
 K. W. Oder...................          2012                       44,005
 M. C. Ross...................          2013                       31,543

     Mr. Magowan's retirement benefits are specified in an individual agreement with the Company. Upon his retirement in 1997, Mr. Magowan will receive retirement benefits in accordance with the terms of the Employee Retirement Plan of $70,089 per year, and $558,906 per year from the Company.

                                   PROPOSAL 2

        ADOPTION OF 1994 AMENDED AND RESTATED STOCK OPTION AND INCENTIVE
                     PLAN FOR KEY EMPLOYEES OF SAFEWAY INC.

     As of January 31, 1994, the Board of Directors, subject to stockholder approval, adopted the 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc. (the "Restated Plan"). The Restated Plan is an amendment and restatement of the Amended and Restated Stock Option Plan for Key Employees of Safeway Inc. which was adopted on July 18, 1990 and approved by the Company's stockholders on April 18, 1991 (the "1990 Plan"). The Restated Plan contains amendments to the 1990 Plan which (a) provide for shares of Common Stock to be issued under the Restated Plan as stock bonus awards to executive officers and key employees of the Company, (b) provide for limitations on the number of shares and shares subject to options which may be awarded or granted under the Restated Plan to any employee in any given year, (c) amend the definition of "subsidiary" under the Restated Plan, (d) provide that the stock option agreements evidencing an option shall include terms and conditions as may be required in order for such options to qualify as performance-based compensation under Section 162(m) of the Code and (e) provide that a "termination of employment" for purposes of the Restated Plan shall not occur if an employee becomes a consultant rather than an employee.

     A maximum of 18,000,000 shares of Common Stock of the Company is currently authorized to be issued upon exercise of options granted under the Plan. As of January 1, 1994, 2,330,991 shares remained issuable under the Plan and 13,012,370 shares were subject to outstanding options.

     The 1990 Plan does not provide for the grant of stock bonus awards. Bonuses paid under the Company's operating performance bonus plans for executive officers and key employees have in the past been paid in cash. These bonus plans have been amended to provide that a portion of the bonus award shall be paid in bonus stock. The Board believes that the amendment to provide for shares to be issued under the Restated Plan as stock bonus awards to executive officers and key employees is desirable in that it continues encouragement of a long-term outlook for management while at the same time increasing management ownership of the Company's stock.

     The table below sets forth information with respect to stock bonuses awarded, subject to stockholder approval of the Restated Plan, on January 31, 1994 to the individuals named in the Summary Compensation Table, to all executive officers as a group and to all non-executive officers as a group. No stock bonuses were awarded to directors who are not executive officers, other than Mr. Magowan.

                               NEW PLAN BENEFITS


              NAME AND POSITION               DOLLAR VALUE(A)($)     NUMBER OF SHARES
              -----------------               ------------------     ----------------
 Peter A. Magowan, Chairman.................         58,999                2,878
 Steven A. Burd, President and CEO..........        132,000                6,439
 Kenneth W. Oder, Executive Vice
   President................................        109,491                5,341
 E. Richard Jones, Executive Vice
   President................................         71,771                3,501
 Frithjof J. Dale, Group Vice President.....         37,433                1,826
 Michael C. Ross, Senior Vice President,
   Secretary and General Counsel............         30,279                1,477
 Executive Group............................        568,443               27,729
 Non-Executive Officer Employee Group.......        323,813               15,796

- ---------------

(a) Based on the closing price per share of the Company's Common Stock of $20.50 as reported on the New York Stock Exchange on January 31, 1994.

     The Board approved the amendments limiting the number of shares and shares subject to options which may be awarded or granted in any one year in order to satisfy the requirements for qualified performance-based compensation under the Internal Revenue Service's proposed regulations under Section 162(m) of the Code. Such proposed regulations provide that performance-based compensation that satisfies certain requirements will not be subject to the limitation on deductibility of executive compensation set forth in Section 162(m) of the Code. Other amendments are contained in the Restated Plan so that shares subject to options will qualify as performance-based compensation under Section 162(m) of the Code.

     The term "subsidiary" under the Plan is currently defined generally as any corporation in which the Company possesses 50% or more of the voting power of all classes of stock. With respect to bonus stock, nonqualified stock options granted on or after January 31, 1994 and any other non-qualified stock options and incentive stock options granted at any time which are designated by the Committee (as defined below) in its sole discretion, the amendment contained in the Restated Plan broadens the definition of "subsidiary" to also include any other entity in which the Company has a substantial ownership interest and which has been so designated by the Committee in its absolute discretion. The Board believes that this amendment to the definition of "subsidiary" is desirable in that it permits the Company the ability to grant options under the Restated Plan to a broader group of persons who can contribute to the future growth and success of the Company and permits the Company to transfer employees to such other entities without such transfers resulting in a termination of employment under the Restated Plan.

DESCRIPTION OF THE RESTATED PLAN AND SAR PLANS

     The following information includes summaries of certain provisions of the Restated Plan and the Share Appreciation Rights Plans of Canada Safeway Limited and Lucerne Foods Limited (the "SAR Plans"). This information does not purport to be complete and is qualified in its entirety by reference to the provisions of the Restated Plan and the SAR Plans. Copies of the Restated Plan and the SAR Plans will be available at the Annual Meeting and may also be obtained by making written request of the Company's Secretary.

     General Nature and Purposes. The purpose of the Restated Plan and the SAR Plans is to further the growth, development and financial success of the Company by providing additional incentives to its key employees and to enable the Company to obtain and retain services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company. Safeway's stock option program is offered to approximately 3,000 employees throughout the Company. Management believes that granting options to more line managers rewards performance while also enabling Safeway to continue to recruit and develop top quality employees. Safeway considers broad employee ownership of its shares a key to its long-term success and believes that its stock option program is the most inclusive in the industry.

     Under the Restated Plan, 18,000,000 shares of Common Stock are authorized for issuance upon exercise of options granted or as stock bonus awards. Terms of the stock options and stock bonus awards are provided for in separate stock option or stock bonus award agreements. The Restated Plan allows for the grant of "incentive" and "non-qualified" options which are exercisable at not less than the "fair market value" of the Common Stock at date of grant. Options or stock bonus awards may be granted under the Restated Plan through July 18, 2000, unless it is terminated earlier by the Board. Options granted before termination of the Restated Plan will remain exercisable in accordance with their respective terms after termination of the Restated Plan.

     Administration of the Restated Plan. The Restated Plan is administered by the Compensation and Stock Option Committee of the Board (the "Committee") consisting of at least three non-employee directors, appointed (and removable) from time to time by the Board. No person is eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of paragraph
(d)(3) of Rule 16b-3 under the Exchange Act ("Rule 16b-3"). Options may not be granted pursuant to the Restated Plan, as amended, to any member of the Committee during the term of his membership on the Committee.

     In addition to administering the Restated Plan, the Committee is also authorized to interpret the Restated Plan and options and stock awards issued thereunder and to adopt such rules for the administration, interpretation and application of the Restated Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board may at any time exercise any and all rights and duties of the Committee under the Restated Plan except with respect to matters which under Rule 16b-3 or Section 162(m) (or any regulations or rules issued thereunder) are required to be determined in the absolute discretion of the Committee. The costs of administration are paid by the Company. The Board or the Committee may at any time suspend or terminate the Restated Plan subject to rights under options and stock bonus awards previously granted, and may amend or modify the Restated Plan except that stockholder approval is generally required to increase the maximum number of shares of Common Stock subject to the Restated Plan, to increase the number of shares subject to options which may be granted to any employee in any given year under the Restated Plan and for certain other matters.

     Grant of Options. Any key employee of the Company, any parent corporation of the Company, any corporation, partnership, joint venture or other entity which is a subsidiary of the Company (which term includes any such entity in which the Company has a substantial ownership interest and has been so designated by the Committee) is eligible to be granted options under the Restated Plan. There are approximately 3,000 employees who currently participate in the Restated Plan. The Committee has the absolute discretion to determine (i) which employees are key employees and select from among such key employees those who should be granted options; (ii) subject to the limits set forth in the Restated Plan, the number of shares to be subject to such options and whether such options are to be incentive stock options or non-qualified options; and
(iii) the terms and conditions of such options. Subject to Section 162(m) of the Code and Rule 16b-3, the Committee may delegate certain powers relating to the granting of options as it deems appropriate to executive officers of the Company including the power to determine the number of shares subject to options, whether such options are to be incentive stock options or non-qualified options and to determine the terms and conditions of such options.

     The Restated Plan provides that options covering not more than 500,000 shares may be granted to any executive officer of the Company in any year or to any employee (other than an executive officer) in the year of his or her hiring, and options covering not more than 200,000 shares may be granted to any employee (other than an executive officer) in any subsequent year (the "Award Limit").

     The Committee may require as a condition to the grant of an option to an employee that the employee surrender for cancellation some or all of the unexercised options which have been previously granted to the employee. An option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the option price of the surrendered option, contain such other terms as the Committee deems appropriate and will be exercisable in accordance with its terms without regard to the number of shares, price, option period or any other term or condition of the surrendered option.

     Exercise of Options. Options under the Restated Plan are exercisable in installments in such amounts (which may be cumulative) as the Committee shall provide in the terms of each stock option agreement. The exercisability of options may be accelerated in the event of a change of control of the Company. Subject to the following, the expiration date, maximum number of shares purchasable, conditions to exercise and other provisions of individual stock option agreements are established by the Committee at the time of grant. Non-qualified option terms may not exceed fifteen years (ten years for "incentive stock options"). No portion of an option which is unexercisable upon the termination of employment for any reason may thereafter become exercisable. Generally, options which are exercisable upon termination of an optionee's employment with the Company or its subsidiaries expire three months following such termination. However, options may be exercised up until the expiration one year after termination of employment due to an optionee's death, disability or retirement at age 55 or older in accordance with the Company's retirement policies (unless earlier terminated by reason of the optionee's willful misconduct), if permitted by the Company either in granting new options or amending previously granted options.

     The exercise prices of options are fixed by the Committee, but may not be less than 100% of the fair market value of the Common Stock on the date of grant. To exercise an option, the optionee must deliver to the Company a written notice of exercise and full payment for the shares. The option price may be paid in cash, or, with the Committee's consent, by tendering shares of the Company's Common Stock, by any other form of payment which is approved by the Committee and is consistent with the Restated Plan or applicable law, or by any combination of the three.

     Non-Assignability. Options may be transferred only by will or by the laws of descent and distribution and during a participant's lifetime are exercisable only by the participant.

     Bonus Stock Awards. Stock bonuses awarded to any executive officer under the Operating Performance Bonus Plan for Executive Officers of Safeway Inc. (described in Proposal 4 below) and under any other operating performance bonus plan for key employees shall be awarded as bonus stock under the Restated Plan. Each share of bonus stock shall be valued at 100% of the fair market value of a share of Common Stock on the date such bonus stock is awarded. Bonus stock shall be issued pursuant to a written agreement which shall contain such terms and conditions as the Committee shall determine, consistent with the Restated Plan, including, but not limited to, such terms and conditions as may be required in order for the bonus stock to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     Rights of Holders of Bonus Stock. Holders of bonus stock shall have all the rights of a stockholder with respect to such shares, subject to the restrictions in the individual bonus stock agreements, including the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares. In the absolute discretion of the Committee, however, any extraordinary distributions may be subject to the restrictions described below.

     Restrictions on Bonus Stock. All shares of bonus stock issued under the Restated Plan shall, in the terms of each individual bonus stock agreement, be subject to such restrictions as the Committee shall provide. Such restrictions may include restrictions on sale and other dispositions of the bonus stock and restrictions based on duration of employment with the Company. After the bonus stock is issued, the Committee may in its discretion remove any or all of the restrictions imposed by the terms of the bonus stock agreement. Bonus stock may not be sold or encumbered until all restrictions on such bonus stock are terminated or expire.

     Custody of Bonus Stock. The Secretary of the Company or such other escrow holder as the Committee may appoint shall, if requested by the Committee, retain physical custody of each certificate representing bonus stock until all of the restrictions imposed under the bonus stock agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     Adjustments Upon Change in Capitalization. If the outstanding shares of Common Stock of the Company subject to options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassifica-tion, stock split, stock dividend, combination of shares or otherwise, the Committee will make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding options, or portions thereof then unexercised, will be exercisable, to the end that after such event the optionee's proportionate interests will be maintained as before the occurrence of such event, and the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which options may be granted and in the number and kind of shares of bonus stock which may be awarded, including adjustments of the limitations on the maximum number and kind of shares which may be issued on exercise of options and of the Award Limit.

     Description of the Canadian Stock Option Program. In order to benefit from certain provisions of Canadian federal income tax law, options granted to Canadian employees under the Canadian program will be granted pursuant to both the Restated Plan and one of the SAR Plans. Although the method of grant of options to Canadian employees differs from grants to U.S. employees, the Canadian options are intended to have the same economic value to the recipients as options granted to U.S. employees. The terms of the SAR Plans are generally the same as those of the Restated Plan and are designed to operate in conjunction with the Restated Plan. Grants of options under the Canadian program work as follows: each Canadian employee selected to receive an option will be granted pursuant to a single agreement (i) a right (issued pursuant to the Restated Plan) to purchase shares of Common Stock of the Company at the fair market value on the date of purchase (a "Stock Right"), and (ii) an undertaking (issued pursuant to one of the SAR Plans) by either CSL or Lucerne Foods Ltd. ("Lucerne") pursuant to which CSL or Lucerne will pay on the participant's behalf that portion of the fair market value of the Common Stock on the date of purchase which exceeds the fair market value of a share of Common Stock on the date of grant of the aforementioned stock purchase right (a "SAR", together with a Stock Right, an "Option"). Accordingly, when a Canadian employee exercises an Option, to receive shares of Common Stock he or she pays the same amount per share as U.S. employees, which is generally the fair market value on the date of grant of the Option. Generally, SARs which are exercisable upon a termination of the participating employee's employment with the Company or any of its subsidiaries expire three months following such termination. However, SARs may be exercised up until the expiration of the term of the SARs (which is the same as the expiration of the term of the related Stock Right) after termination of employment due to the participating employee's death, disability or retirement at age 55 or older in accordance with the Company's retirement policies, unless earlier terminated by reason of the optionee's willful misconduct, if permitted by the Company.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The Restated Plan is neither a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code nor an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The following discussion is a general summary of the material U.S. Federal income tax consequences to U.S. participants in the Restated Plan. The discussion is based on the Code, regulations thereunder and rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. A discussion of the income tax consequences to Canadian employees under Canadian law follows.

     Non-Qualified Stock Options. Holders of non-qualified options do not realize income as a result of the grant of the options, but normally realize ordinary income upon exercise of the option to the extent that the fair market value of the shares on the date of exercise of the option exceed the aggregate option exercise price paid. Subject to Section 162(m) of the Code, the Company (or other employer corporation) is entitled to a deduction in the same amount at the time of exercise of the option. The Company (or other employer corporation) is generally required to withhold taxes on the ordinary income realized by an optionee upon the exercise of a non-qualified option. An optionee's basis for the stock for purposes of determining the optionee's gain or loss on subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the option.

     Incentive Stock Options. Holders of incentive stock options will not be considered to have received taxable income upon either the grant of the option or its exercise; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price shall be includable in the holder's alternative minimum taxable income upon exercise unless the stock acquired is not transferable or is subject to a substantial risk of forfeiture, in which case no amount is included in alternative minimum taxable income until the stock is transferable or there is no longer a substantial risk of forfeiture. If an incentive stock option is disposed of in the same year it is exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in alternative minimum taxable income does not exceed the amount realized on the sale or exchange of the stock, less the taxpayer's basis in such stock. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if disposition of the shares takes place after at least (i) two years from the date of grant of the option and (ii) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the difference between the option exercise price and the fair market value of the shares on the date on which the option is exercised will be taxed as ordinary income. The balance of the gain, if any, will be taxable as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, the Company (or other employer corporation) will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares received upon exercise of the option.

     The tax consequences resulting from the exercise of an option through delivery of already-owned shares of Common Stock are not completely certain. In published rulings, the Internal Revenue Service has taken the position that (i) to the extent an equivalent value of shares is acquired upon such exercise, an optionee will recognize no gain and the optionee's basis in the shares acquired upon such exercise will be equal to the optionee's basis in the surrendered shares, and (ii) that any additional shares acquired upon such exercise will be compensation to the optionee taxable under the rules described above (as if no amount had been paid for such shares) and that the optionee's basis in any such additional shares will be their then fair market value.

     Bonus Stock. The tax consequences of the Bonus Plan under current federal law are summarized in the following discussion, which deals with the general tax principles applicable to the Bonus Plan, and is intended for general information only. State and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Upon the award of bonus stock, the holder of bonus stock will generally realize ordinary income in the amount of the fair market value of such bonus stock on the date of the award of such bonus stock. Subject to Section 162(m) of the Code, the Company will be entitled to a tax deduction equal to such amount.

CANADIAN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material Canadian federal income tax consequences to Canadian resident participants in the Restated Plan and the SAR Plans. The discussion is based upon the Income Tax Act (Canada), the Income Tax Regulations, the published administrative policies of Revenue Canada, and the Company's understanding of the administrative practice of Revenue Canada, all of which are subject to change. The summary does not discuss all aspects of Canadian federal income tax that may be relevant to a particular participant in light of such participant's personal investment circumstances, nor does it address provincial income tax consequences.

     The Restated Plan and each of the SAR Plans will effectively be treated for Canadian federal income tax purposes together as a single stock option plan, pursuant to which the employees are granted rights to acquire shares of Common Stock at a price equal to the fair market value of the shares on the date of purchase. In the taxation year in which the employee exercises options to acquire Common Stock, the amount paid in connection with such exercise by CSL or Lucerne pursuant to the SAR Plans will be required to be included in computing the employee's income from employment. Provided the Common Stock qualifies as a share prescribed by Section 6204 of the Income Tax Regulations, the employee will be entitled to deduct one-quarter of this amount in computing his or her taxable income. As in the case of stock option plans, neither

CSL nor Lucerne will be entitled to deduct, in computing their income for tax purposes, amounts paid pursuant to the SAR Plans.

BOARD RECOMMENDATION

     The Board unanimously recommends a vote FOR the approval of the adoption of the Restated Plan. The affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote at the meeting is necessary to approve the adoption of the Restated Plan. Unless otherwise instructed, proxies will be voted FOR approval of adoption of the Restated Plan.

                                   PROPOSAL 3

       ADOPTION OF THE STOCK OPTION PLAN FOR CONSULTANTS OF SAFEWAY INC.

     At the Annual Meeting, stockholders are being asked to approve the adoption of the Stock Option Plan for Consultants of Safeway Inc., as amended (the "Consultants Plan"). The Consultants Plan was adopted by the Board of Directors on October 25, 1992, and the First Amendment thereto was adopted by the Board of Directors as of January 31, 1994. The Board is seeking stockholder approval of the Consultants Plan in order to permit options granted under the Consultants Plan to satisfy the requirements for qualified performance-based compensation under the Internal Revenue Service's proposed regulations under Section 162(m) of the Code.

     The table below sets forth information with respect to stock options granted under the Consultants Plan to the individuals named in the Summary Compensation Table and to all executive officers as a group. Such grants were made when such persons were serving as consultants and prior to their employment by the Company. No grants have been made under the Consultants Plan to directors of the Company.

                                NEW PLAN BENEFITS

                                                                   NUMBER OF SHARES
                             NAME AND POSITION                    UNDERLYING OPTIONS
            ----------------------------------------------------  ------------------
            Peter A. Magowan, Chairman..........................             --
            Steven A. Burd, President and CEO...................             --
            Kenneth W. Oder, Executive Vice President...........        400,000(a)
            E. Richard Jones, Executive Vice President..........             --
            Frithjof J. Dale, Group Vice President..............             --
            Michael C. Ross, Senior Vice President, Secretary
              and General Counsel...............................             --
            Executive Group.....................................        500,000

- ---------------

(a) Mr. Oder's options were granted on October 26, 1992 with an exercise price per share equal to the then-current fair market value of a share of Common Stock ($11.25). Such options vest at a rate of 20% per year beginning with the first anniversary of the date of grant and expire 15 years after the date of grant. Upon the occurrence of a "Change of Control" of the Company (as defined in the individual stock option agreement), options shall become exercisable as to all shares covered thereby, notwithstanding that such options may not have fully vested at such time. As of March 15, 1994, the fair market value of a share of Common Stock was $24.625.

DESCRIPTION OF THE CONSULTANTS PLAN

     The following information includes summaries of certain provisions of the Consultants Plan. This information does not purport to be complete and is qualified in its entirety by reference to the provisions of the Consultants Plan. Copies of the Consultants Plan will be available at the Annual Meeting and may also be obtained by making written request of the Company's Secretary.

     The purpose of the Consultants Plan is to enable the Company to obtain and retain the services of the type of professional, technical and managerial consultants considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company pursuant to the exercise of non-qualified stock options.

     Under the Consultants Plan, 1,000,000 shares of Common Stock are authorized for issuance upon exercise of options outstanding under the Consultants Plan. Options covering not more than 400,000 shares may be granted in any year to any consultant under the Consultants Plan (the "Consultants Award Limit"). As of March 15, 1994 no shares had been issued on exercise of options granted under the Consultants Plan, 500,000 shares were subject to outstanding options and 500,000 shares remained available for the grant of new options under the Consultants Plan.

     The Consultants Plan is not a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code and is not subject to any of the provisions of ERISA.

     Administration. The Consultants Plan is administered by the Committee, consisting of at least three persons (or such smaller number as may be permitted under Rule 16b-3) appointed by the Board. No person is eligible to serve on the Committee unless such person is then a "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3. No options under the Consultants Plan may be granted to any member of the Committee during the term of his membership on the Committee.

     Eligibility and Awards Under the Consultants Plan. Any consultant of the Company or of any corporation which is a parent corporation or subsidiary of the Company is eligible to be granted options under the Consultants Plan.

     Subject to the Consultants Award Limit, the Committee has absolute discretion to select which consultants will be granted options, the number of shares subject to options under each grant, and the terms and conditions of such options. The Committee may delegate certain powers relating to the granting of options to executive officers of the Company, including the power to determine the number of shares to be subject to options and the terms and conditions of such options; provided, however, that the Committee shall not delegate any powers that are required to be exercised by the Committee under Rule 16b-3 or
Section 162(m) of the Code, or any regulations or rules issued thereunder.

     The Committee may require as a condition of a grant of any option to such consultant that the consultant surrender for cancellation some or all of the unexercised options which have previously been granted to the consultant. An option the grant of which is conditioned on such surrender may have an option price lower (or higher) than the option price of the surrendered option, cover a different number of shares as the surrendered option, and be exercisable in accordance with the terms established by the Committee, without regard to the option period or any other term or condition of the surrendered option.

     The Consultants Plan provides for the Committee to make appropriate adjustments in the number and kind of shares subject to the Consultants Plan and to outstanding grants thereunder in the event of a stock split, stock dividend or certain other types of recapitalizations. Only non-qualified stock options (i.e., options which do not qualify as "incentive stock options" under Section 422 of the Code) may be granted under the Consultants Plan.

     Exercisability and Termination. Options become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual option; provided, however, that the Committee may accelerate the time at which such option or portion thereof may be exercised. No portion of an option which is unexercisable at the consultant's termination of service shall thereafter become exercisable.

     No option may be exercised to any extent by anyone after the first to occur of the following events: (i) the expiration of fifteen years and one day from the date the option was granted; (ii) the expiration of three months from the date of the optionee's termination of service for any reason other than such optionee's death, disability or retirement on or after age 55 in accordance with the Company's retirement policies, as then in effect; or (iii) the engagement by the optionee in willful misconduct which injures the Company, any parent corporation or any subsidiary.

     Payment for Shares. To exercise an option, the optionee must deliver to the Secretary of the Company a written notice of exercise, full payment (in cash or other consideration as permitted by the Committee) of the exercise price for the shares with respect to which such option or portion is thereby exercised, payment of any amount the Company is required to withhold for federal, state and/or local tax purposes, and any additional representations, documents or proof of the right of exercise that may be required by the Committee or the Consultants Plan.

     In limited circumstances, with the consent of the Committee, the exercise price for an option, and the amount required to be withheld for federal, state and/or local tax purposes upon exercise of an option, may be paid, in whole or in part, with shares of Common Stock of the Company owned by the optionee.

     Amendment and Termination. The Consultants Plan may be amended, modified or terminated by the Board, except that stockholder approval is required to modify the Consultants Award Limit, modify the eligibility requirements or reduce the minimum option price. Amendments of the Consultants Plan will not, without the consent of the optionee, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No option may be granted during any period of suspension or after termination of the Consultants Plan, and in no event may any option be granted under the Consultants Plan after October 25, 2002.

     Miscellaneous Provisions. The Committee may provide by the terms of any option that such option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; however, if the Committee so provides, it may, in its absolute discretion, provide, either by the terms of such option or by resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such option shall be exercisable as to all shares covered thereby.

     Federal Income Tax Consequences. For a discussion of the tax consequences of the Consultants Plan under current federal law, see the discussion of "U.S. Federal Income Tax Consequences -- Non-Qualified Stock Options" under Proposal 2 (and for purposes of the Consultants Plan, all references in such discussion to "employees" shall apply to consultants).

BOARD RECOMMENDATION

     The Board unanimously recommends a vote FOR the approval of the adoption of the Consultants Plan. The affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote at the meeting is necessary to approve the adoption of the Consultants Plan. Unless otherwise instructed, proxies will be voted FOR approval of adoption of the Consultants Plan.

                                   PROPOSAL 4

                  ADOPTION OF THE OPERATING PERFORMANCE BONUS
                          PLAN FOR EXECUTIVE OFFICERS

     At the Annual Meeting, stockholders are being asked to approve the adoption of the Operating Performance Bonus Plan for Executive Officers of Safeway Inc. (the "Bonus Plan"). There are currently 11 executive officers eligible to participate in the Bonus Plan. The Board is seeking stockholder approval of the Bonus Plan in order for bonuses paid under the Bonus Plan to satisfy the requirements for qualified performance-based compensation under the Internal Revenue Service's proposed regulations under Section 162(m) of the Code.

DESCRIPTION OF THE BONUS PLAN

     The following information includes summaries of certain provisions of the Bonus Plan. This information does not purport to be complete and is qualified in its entirety by reference to the provisions of the Bonus Plan. Copies of the Bonus Plan will be available at the Annual Meeting and may also be obtained by making written request of the Company's Secretary.

  Bonus Awards to CEO.

     Eligibility. The CEO shall be eligible for a bonus award for each fiscal year in an amount not to exceed 80% of the amount determined by multiplying his regular weekly base salary rate as of the first day of such fiscal year by the number of weeks during such year that he served as CEO.

     Business Criteria. The CEO's bonus shall be based on a preestablished performance target which shall include three components which shall be based on
(i) same store sales, (ii) income and (iii) working capital, respectively. For purposes of such goal, planned same store sales and income shall include all Company operations.

     Bonus Amount. The bonus award for the CEO shall be based on the achievement of specified levels above the performance target. Prior to the payment of a bonus award to the CEO, the Committee must certify in writing the level of the performance goals attained by the Company.

  Bonus Awards to Executive Officers.

     Eligibility. Each executive officer of the Company (except the CEO) shall be eligible for a bonus award for each fiscal year in an amount equal to a preestablished percentage, determined in the discretion of the Committee but ranging from 40% to 100%, of the amount determined by multiplying his regular weekly base salary rate as of the first day of such fiscal year by the number of weeks during such year that he served as an executive officer.

     Business Criteria. Each executive officer's bonus shall be based on a preestablished performance target which shall include three components which shall be based on (i) same store sales, (ii) income and (iii) working capital, respectively. For purposes of such goal, planned same store sales and income shall include all Company operations.

     Bonus Amount. The bonus award for any executive officer shall be based on the achievement of specified levels above the performance target; provided, however, the CEO, in his discretion, may reduce the amount payable to any executive officer. Prior to the payment of a bonus award to an executive officer, the Committee must certify in writing the level of the performance goals attained by the Company.

  Bonus Awards to Executive Vice President -- Supply.

     Eligibility. The Executive Vice President -- Supply shall be eligible for an additional bonus award for each fiscal year in an amount not to exceed 40% of the amount determined by multiplying his regular weekly base salary rate as of the first day of such fiscal year by the number of weeks during such year that he served as Executive Vice President -- Supply.

     Business Criteria. The Executive Vice President -- Supply's bonus shall be based on a preestablished performance target which shall include four components which shall be based on (i) total Supply Division earnings, (ii) plant performance, (iii) Glencourt profit contribution and (iv) working capital turnover, respectively. Each of the components shall be based on all Supply Division operations.

     Bonus Amount. In calculating the bonus award to be paid to the Executive Vice President -- Supply, the relative weight given to each component is as follows: (i) 30% to total supply earnings, (ii) 30% to plant performance, (iii) 30% to Glencourt profit contribution and (iv) 10% to working capital turnover. The bonus award for the Executive Vice President -- Supply shall be based on the achievement of specified levels above the performance target. Prior to the payment of a bonus award to the Executive Vice President -- Supply, the Committee must certify in writing the level of the performance goals attained by the Supply Division.

     Method of Payment. Each bonus award shall be divided into two components, a cash bonus and a stock bonus. The amount of the cash bonus ranges from 70% to 80% of the amount of the bonus award and the amount of the stock bonus ranges from 20% to 30% of the amount of the bonus award, as determined by the Committee in its discretion. Stock bonuses shall be awarded in accordance with the provisions of the 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc. (see Proposal 2).

     Amendment. The Bonus Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, to the extent required by Section 162(m) with respect to bonus awards which the Committee determines should qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, no action of the Board may modify the performance targets, target bonus awards, or the percentages to be used to determine such bonus awards after the commencement of the fiscal year with respect to which such bonus awards relate.

BOARD RECOMMENDATION

     The Board unanimously recommends a vote FOR the approval of the adoption of the Bonus Plan. The affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote at the meeting is necessary to approve the adoption of the Bonus Plan. Unless otherwise instructed, proxies will be voted FOR approval of adoption of the Bonus Plan.

                                   PROPOSAL 5

                              STOCKHOLDER PROPOSAL

     Mrs. Evelyn Y. Davis, 2600 Virginia Ave., N.W. #215, Washington, D.C. 20037, who is the owner of 200 shares of Common Stock, has given notice that she intends to present for action at the Annual Meeting the following resolution:

        RESOLVED: That the shareholders recommend that the Board take the necessary step that Safeway specifically identify by name and corporate title in all future proxy statements those executive officers, not otherwise so identified, who are contractually entitled to receive in excess of $100,000 annually as a base salary, together with whatever other additional compensation, bonuses and other cash payments were due them.

     The following statement was submitted in support of such resolution:

        REASONS: In support of such proposed Resolution it is clear that the shareholders have a right to comprehensively evaluate the management in the manner in which the Corporation is being operated and its resources utilized. At present only a few of the most senior executive officers are so identified, and not the many other senior executive officers who should contribute to the ultimate success of the Corporation. Through such additional identification the shareholders will then be provided an opportunity to better evaluate the soundness and efficacy of the overall management.

     If you AGREE, please mark your proxy FOR this resolution.

BOARD RECOMMENDATION

     The Board of Directors recommends a vote against this proposal for the following reasons:

     The Company provides in the Summary Compensation Table and elsewhere in this proxy statement comprehensive compensation information with respect to the Company's most highly compensated executive officers. In addition, the report of the Compensation Committee discusses in detail the Chief Executive Officer's compensation and the compensation policies applicable to the Company's executive officers in general. The foregoing executive compensation disclosure complies with the rules and regulations of the SEC. Those rules and regulations have been the subject of substantial debate within the investment community and were recently revised to provide for more extensive disclosure in response to investors' views.

     The Board does not believe that the additional disclosure which is being suggested would provide information which would assist stockholders in assessing the Company's compensation program, its operations or the effectiveness of management in responding to the competitive environment in which the Company operates. Moreover, there are currently no contracts requiring the Company to compensate any executive officer at any specified salary; therefore, adoption of the proposal would not result in any additional disclosure at this time. The Board believes that any further expansion of the disclosure of compensation information should be instituted by the SEC and, in order to avoid placing the Company at a competitive disadvantage, be applied uniformly to all corporations.

     The Board unanimously recommends a vote AGAINST the adoption of this stockholder proposal. The affirmative vote of holders of a majority of shares present in person or by proxy at the meeting and entitled to vote on this matter is necessary to approve the adoption of this stockholder proposal. Unless otherwise instructed, proxies will be voted AGAINST approval of adoption of this stockholder proposal.

                                   PROPOSAL 6

                       SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors, acting on the recommendation of its Audit Committee, has selected the firm of Deloitte & Touche, which has served as independent auditors since 1987, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's consolidated financial statements for the 52-week fiscal year ending December 31, 1994. A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he so desires. Neither the firm nor any of its partners has any direct financial interest or any indirect financial interest in the Company or any of its subsidiaries, other than as independent auditors. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Board, although the Board of Directors will not be required to select different independent auditors for the Company. Unless otherwise instructed, proxies will be voted FOR ratification of the selection of Deloitte & Touche.

                                    GENERAL

STOCKHOLDER PROPOSALS

     Stockholder proposals for presentation at the 1995 Annual Meeting of Stockholders must be received at the Company's principal executive offices on or before November 29, 1994. The Company's Bylaws provide that stockholders desiring to bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing 50 to 75 days before the meeting (or, if less than 65 days' notice or prior public disclosure of the meeting date is given, within 15 days after such notice was mailed or publicly disclosed, whichever first occurs). Such notice must set forth (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the proposing stockholder's name and record address, (iii) the class and number of shares of Company stock beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

ANNUAL REPORT

     The Company's Annual Report to Stockholders for the year ended January 1, 1994 is being mailed to all stockholders of record with this Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          MICHAEL C. ROSS, Secretary

Dated: March 29, 1994

                             STOCK OPTION PLAN FOR
                                 CONSULTANTS OF
                                  SAFEWAY INC.




                 Safeway Inc., a corporation organized under the laws of the State of Delaware hereby adopts this Stock Option Plan for Consultants of Safeway Inc. The purpose of this Plan is to enable the Company to obtain and retain the services of the type of professional, technical and managerial consultants considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company pursuant to the exercise of non-qualified stock options.


                                   ARTICLE I

                                  DEFINITIONS

                 Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

                 "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

                 "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

                 "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

Section 1.4 - Common Stock

                 "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

Section 1.5 - Company

                 "Company" shall mean Safeway Inc.

Section 1.6 - Consultant

                 "Consultant" shall mean any person who renders services to the Company, a Parent Corporation or a Subsidiary as a consultant or as an adviser, whether as an independent contractor or an employee of an employer, and who is not an Employee or a Director as of the date an Option is granted to him or her under the Plan.

Section 1.7 - Director

                 "Director" shall mean a member of the Board.

Section 1.8 - Disability

                 "Disability" shall have the meaning set forth in Section 22(e) of the Code.

Section 1.9 - Employee

                 "Employee" shall mean any employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.10 - Officer

                 "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

Section 1.11 - Option

                 "Option" shall mean a non-qualified option to purchase Common Stock of the Company, granted under the Plan.

Section 1.12 - Optionee

                 "Optionee" shall mean a Consultant to whom an Option is granted under the Plan.

Section 1.13 - Parent Corporation

                 "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14 - Plan

                 "Plan" shall mean this Stock Option Plan for Consultants of Safeway Inc.

Section 1.15 - Secretary

                 "Secretary" shall mean the Secretary of the Company.

Section 1.16 - Securities Act

                 "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.17 - Subsidiary

                 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.19 - Termination of Service

                 "Termination of Service" shall mean the time when the engagement of Optionee as a Consultant to the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; provided that when such termination is simultaneously accompanied by commencement of employment with the Company, a Parent Corporation or a Subsidiary, no Termination of Service shall then occur and Termination of Service with respect to such Optionee shall then mean Termination of Employment with respect to such employment. The Committee, in its absolute discretion, shall determine all questions relating to Termination of Service.

Section 1.20 - Termination of Employment

                 "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.


                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

                 The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,000,000.

Section 2.2 - Unexercised Options

                 If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Common Stock

                 In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.


                                  ARTICLE III

                              GRANTING OF OPTIONS

Section 3.1 - Eligibility

                 Any Consultant of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options.

Section 3.2 - Granting of Options

                 (a) The Committee shall from time to time, in its absolute discretion:

                          (i) Select from among Consultants (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

                          (ii) Determine the number of shares to be subject to such Options granted to such selected Consultants; and

                          (iii) Determine the terms and conditions of such Options, consistent with the Plan.

                 Notwithstanding the above, the Committee may delegate certain powers relating to the granting of Options as it deems appropriate to executive officers of the Company including the power to determine the number of shares to be subject to Options (subject to a maximum amount set by the Committee) and the terms and conditions of such Options; provided, however, that the Committee shall not delegate any powers that are required to be exercised by the Committee under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any rules promulgated thereunder.

          (b) Upon the selection of a Consultant to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to a Consultant that the Consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.


                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

                 Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

Section 4.2 - Option Price

                 (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share of an Option shall be not less than the lesser of 100% of the fair market value of such shares on the date such Option is granted or the average of the fair market values of such shares on the five most recent trading days prior to the date that such Option is granted.

                 (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of the Common Stock on the New York Stock Exchange on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith. In determining the fair market value of the Company's Common Stock under subsection 1(b)(i) of this Section 4.2, the Committee may rely on the closing price as reported in the New York Stock Exchange composite transactions published in the Western Edition of the Wall Street Journal.

Section 4.3 - Commencement of Exercisability

                 (a) Subject to the provisions of Section 4.3(b), Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 4.3(b), accelerate the time at which such Option or any portion thereof may be exercised.

                 (b) No portion of an Option which is unexercisable at Termination of Service shall thereafter become exercisable.

Section 4.4 - Expiration of Options

                 (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                          (i) The expiration of fifteen years and one day from the date the Option was granted; or

                          (ii) The expiration of three months from the date of the Optionee's Termination of Service for any reason other than such Optionee's death, Disability, or retirement on or after age 55 in accordance with the Company's retirement policies, as then in effect; or

                          (iii) The engagement by the Optionee in willful misconduct which injures the Company, any Parent Corporation or any Subsidiary.

                 (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Service for any reason.

Section 4.5 - Reservation of Rights to Terminate Consulting Services

                 Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in his engagement as a Consultant to, or in the subsequent employ of, the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee as a Consultant or Employee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

                 In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 - Merger, Consolidation, Acquisition,
              Liquidation or Dissolution

                 Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.


                                   ARTICLE V

                              EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

                 During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

                 At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

                 An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

                 (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                 (b)      (i)   Full payment (in cash or by check) for the
shares with respect to which such Option or portion is thereby exercised; or

                          (ii) Subject to the Committee's consent, shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                          (iii) Subject to the Committee's consent, full payment in any other form approved by the Committee, consistent with applicable law and the Plan; or

                          (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

                 (c) On or prior to the date the same is required to be withheld:

                          (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                          (ii) Subject to the Committee's consent, full payment by delivery to the Company of shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Option or portion with an aggregate fair market value (as determinable under Section 4.2(b)) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                          (iii) Subject to the Committee's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate fair market value (as determinable under Section 4.2(b)) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                          (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii);

         provided that if and to the extent required by Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), an election to make full payment by the means described in Section 5.3(c)(ii) or 5.3(c)(iii) shall be made more than six months after grant of the Option and either (x) made and the Option exercised only during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (y) irrevocably made more than six months prior to the date the amount of tax to be withheld is determined in the case of Sections 5.3(c)(ii) and 5.3(c)(iii); and

                 (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                 (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

                 The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                 (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                 (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                 (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                 (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                 (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Stockholders

                 The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

                 The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.


                                   ARTICLE VI

                                 ADMINISTRATION

Section 6.1 - Stock Option Committee

                 (a) The Stock Option Committee shall consist of at least three persons (or such smaller number as may be permitted under Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such Rule is then in effect ("Rule 16b-3")) appointed by and holding office during the pleasure of the Board. No Options may be granted to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3.

                 (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Powers of Committee

                 It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

Section 6.3 - Majority Rule

                 The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance;
              Good Faith Actions

                 Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                  ARTICLE VII

                                OTHER PROVISIONS

Section 7.1 - Options Not Transferable

                 No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or
              Termination of the Plan

                 The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

Section 7.3 - Effect of Plan Upon Other
              Option and Compensation Plans

                 The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary

(a) to establish any other forms of incentives or compensation for consultants or employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.4 - Titles

                 Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.



                                   *  *  *  *

                               FIRST AMENDMENT TO
                             STOCK OPTION PLAN FOR
                                 CONSULTANTS OF
                                  SAFEWAY INC.


                Safeway Inc., a Delaware corporation, hereby adopts this First Amendment to the Stock Option Plan for Consultants of Safeway Inc. (the "Plan").

                1. The Plan shall be amended to add Section 1.1 which shall read in its entirety as follows:

                Section 1.1 - Award Limit

                        "Award Limit" shall mean 400,000 shares of Common Stock
                or, as the context may require, Options to acquire more than 400,000 shares of Common Stock.

                2. Section 2.1 of the Plan shall be amended to read in its entirety as follows:

                Section 2.1 - Shares Subject to Plan

                                The shares of stock subject to Options shall be
                shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,000,000. No individual shall receive Options for more than the Award Limit during any calendar year. To the extent required by Section 162(m) of the Code, Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

                3. Section 2.3 of the Plan shall be amended to read in its entirety as follows:

                Section 2.3 - Changes in Common Stock

                                In the event that the outstanding shares of
               Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and of the Award Limit set forth in Section 1.1.

                4. Section 3.2(a)(ii) of the Plan shall be amended to read in its entirety as follows:

                                (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to such selected Consultants; and

                5. Section 6.2 of the Plan shall be amended to read in its entirety as follows:

                Section 6.2 - Duties and Powers of Committee

                                It shall be the duty of the Committee to
                conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Stock Option Agreements and to adopt such rules for the administration, interpretation and application of the Plan and the Stock Option Agreements as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Section 162(m) are required to be determined in the absolute discretion of the Committee.

                6. Section 7.2 of the Plan shall be amended to read in its entirety as follows:

                Section 7.2 - Amendment, Suspension or Termination of the Plan

                                The Plan may be wholly or partially amended or
                otherwise modified, suspended or terminated at any time or from time to time by the Board. However, to the extent required by the Code, no action of the Board may, except as provided in
                Section 2.3, modify the Award Limit, modify the eligibility requirements of Section 3.1 and 6.1, reduce the minimum Option price requirements of Section 4.2 or otherwise amend the Plan in a manner requiring stockholder approval as a matter of
                Section 162(m) of the Code or other applicable law, regulation or rule without approval of the Company's shareholders given within 12 months before or after the action by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

                7. The Plan shall be amended to add Section 7.5 which shall read in its entirety as follows:

                Section 7.5 - Approval of Plan by Stockholders.

                                This Plan shall be submitted for the approval
                of the Company's stockholders.

                                   *  *  *  *

                I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of Safeway Inc. as of _____________, 1994.

                Executed on this ____ day of ___________, 1994.



                                              ______________________________
                                              Secretary

                           1994 AMENDED AND RESTATED
                      STOCK OPTION AND INCENTIVE PLAN FOR
                         KEY EMPLOYEES OF SAFEWAY INC.


         Safeway Inc., a corporation organized under the laws of the State of Delaware (and the successor to Safeway Stores, Incorporated) hereby adopts this 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc. The Plan was originally adopted in 1986 and was amended and restated on July 18, 1990. The Plan was further amended effective October 10, 1991 and December 13, 1991. The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE I

                                  DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Award Limit

         (a) With respect to executive officers of the Company and with respect to Employees (other than executive officers of the Company) solely for their year of hire, "Award Limit" shall mean 500,000 shares of Common Stock or, as the context may require, Options to acquire 500,000 shares of Common Stock.

         (b) With respect to Employees other than executive officers of the Company for each year after their year of hire, "Award Limit" shall mean 200,000 shares of Common Stock or, as the context may require, Options to acquire 200,000 shares of Common Stock.

Section 1.2 - Board

         "Board" shall mean the Board of Directors of the Company.

Section 1.3 - Bonus Plan

         "Bonus Plan" shall mean collectively The Operating Performance Bonus Plan for Executive Officers of Safeway Inc. and the Operating Performance Bonus Plan for Key Employees of Safeway, Inc.

Section 1.4 - Bonus Stock

         "Bonus Stock" shall mean Common Stock awarded pursuant to Article VI of this Plan.

Section 1.5 - Bonus Stockholder

         "Bonus Stockholder" shall mean an Executive to whom Bonus Stock has been awarded under this Plan.

Section 1.6 - Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.7 - Committee

         "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 8.1.

Section 1.8 - Common Stock

         "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

Section 1.9 - Company

         "Company" shall mean Safeway Inc.

Section 1.10 - Consultant

         "Consultant" shall mean any person who is not an Employee and who renders services to the Company, or any entity which is then a Parent Corporation or a Subsidiary, as a consultant or as an adviser, whether as an independent contractor or an employee of an employer, and whether such person renders such services at the time this Plan is adopted or renders such services subsequent to the adoption of this Plan.

Section 1.11 - Director

         "Director" shall mean a member of the Board.

Section 1.12 - Disability

         "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

Section 1.13 - Employee

         "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 340l(c) of the
Code) of the Company, or of any entity which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.14 - Executive

         "Executive" shall mean any Employee eligible for a bonus award under the Bonus Plan.

Section 1.15 - Fair Market Value

         "Fair Market Value" of a share of Common Stock as of any given date shall mean: (i) the closing price of the Common Stock on the New York Stock Exchange on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Committee; or
(iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith. In determining the Fair Market Value of the Company's Common Stock under subsection (i) of this Section 1.16, the Committee may rely on the closing price as reported in the New York Stock Exchange composite transactions published in the Western Edition of the Wall Street Journal.

Section 1.16 - Incentive Stock Option

         "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.17 - Non-Qualified Option

         "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option.

Section 1.18 - Officer

         "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

Section 1.19 - Option

         "Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.20 - Optionee

         "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

Section 1.21 - Parent Corporation

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.22 - Plan

         "Plan" shall mean this 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc.

Section 1.23 - Secretary

         "Secretary" shall mean the Secretary of the Company.

Section 1.24 - Securities Act

         "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.25 - Subsidiary

         (a) Except as provided in subsection (b) below, with respect to Incentive Stock Options and with respect to Nonqualified Stock Options granted before January 31, 1994, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (b) With respect to Bonus Stock, Nonqualified Stock Options granted on or after January 31, 1994 and, if the Committee shall so determine in its absolute discretion, with respect to Non-Qualified Stock Options granted before such date which are designated by the Committee and with respect to Incentive Stock Options granted at any time which are designated by the Committee, "Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) any other entity in which the Company has a substantial ownership interest and which has been so designated by the Committee in its absolute discretion; provided, however, that if the Committee so designates an Incentive Stock Option, to the extent required by Section 422 of the Code and the then applicable regulations and revenue rulings, such Incentive Stock Option shall thereafter be deemed to be a Nonqualified Stock Option.

Section 1.26 - Termination of Employment

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee or Bonus Stockholder and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but, except with respect to Incentive Stock Options as required by Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section, excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary; provided, however, that with respect to Bonus Stock, Nonqualified Stock Options granted on or after January 31, 1994 and, if the Committee shall so determine in its absolute discretion, with respect to Non-Qualified Stock Options granted before such date which are designated by the Committee and with respect to Incentive Stock Options granted at any time which are designated by the Committee, when such termination is simultaneously accompanied by commencement of an engagement of the Optionee or Bonus Stockholder as a Consultant to the Company, a Parent Corporation or a Subsidiary, no Termination of Employment shall then occur and Termination of Employment with respect to such Optionee or Bonus Stockholder shall then mean Termination of Service with respect to such employment; provided, however, that if the Committee so designates an Incentive Stock Option, to the extent required by Section 422 of the Code and the then applicable regulations and revenue rulings, such Incentive Stock Option shall thereafter be deemed to be a Nonqualified Stock Option. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

Section 1.27 - Termination of Service

         "Termination of Service" shall mean the time when the engagement of Optionee or Bonus Stockholder as a Consultant to the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; provided that, except with respect to Incentive Stock Options as required by Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section, when such termination is simultaneously accompanied by commencement of employment with the Company, a Parent Corporation or a Subsidiary, no Termination of Service shall then occur and Termination of Service with respect to such Optionee or Bonus Stockholder shall thereafter mean Termination of Employment with respect to such employment. The Committee, in its absolute discretion, shall determine all questions relating to Termination of Service.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

         (a) The shares of stock subject to Options and awarded as Bonus Stock shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or as Bonus Stock shall not exceed 18,000,000 (8,000,000 of which were authorized under the original Plan (prior to first amendment and restatement of the Plan on July 18, 1990), 6,000,000 of which were authorized by the first amendment and restatement of the Plan on July 18, 1990 and 4,000,000 of which were authorized by the Plan as amended on October 10, 1991.

         (b) No individual shall receive Options for more than the Award Limit during any calendar year. To the extent required by Section 162(m) of the Code, options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

Section 2.2 - Unexercised Options

         If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Common Stock

         In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted and in the number and kind of shares of Bonus Stock which may be awarded, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and of the Award Limit set forth in Section 1.1.

                                  ARTICLE III

                              GRANTING OF OPTIONS

Section 3.1 - Eligibility

         Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

Section 3.2 - Qualification of Incentive Stock Options

         No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

(a)  The Committee shall from time to time, in its absolute discretion:

                 (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                 (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                 (iii) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

         Notwithstanding the above, the Committee may delegate certain powers relating to the granting of Options as it deems appropriate to executive officers of the Company including the power to determine the number of shares to be subject to Options (subject to a maximum amount set by the Committee), whether such Options are to be Incentive Stock Options or Non-Qualified Options and to determine the terms and conditions of such Options; provided, however, that the Committee shall not delegate any powers that are required to be exercised by the Committee under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any rules promulgated thereunder, or Section 162(m) of the Code, or any regulations or rules issued thereunder.

         (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its absolute discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

         Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including, but not limited to, such terms and conditions as may be required in order for such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

         The price of the shares subject to each Option shall be set by the Committee; provided, however, that (i) the price per share of a Non-Qualified Option shall be not less than the lesser of 100% of the Fair Market Value of such shares on the date such Option is granted or the average of the Fair Market Values of such shares on the five most recent trading days prior to the date that such Option is granted, and (ii) the price per share of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted.

Section 4.3 - Commencement of Exercisability

         (a) Subject to the provisions of Sections 4.3(b), 4.3(c) and 9.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months after the date the Option is granted and provided, further, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(b), 4.3(c) and 9.3, accelerate the time at which such Option or any portion thereof may be exercised.

         (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

         (c) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

Section 4.4 - Expiration of Options

         (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                 (i) In the case of an Incentive Stock Option, (1) the expiration of ten years from the date the Option was granted or (2) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

                 (ii) In the case of a Non-Qualified Option, the expiration of fifteen years and one day from the date the Option was granted; or

                 (iii) The expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death, Disability, or retirement; or

                 (iv) The expiration of one year from the date of the Optionee's Termination of Employment by reason of the Optionee's death, Disability or retirement on or after age 55 in accordance with the Company's retirement policies, as then in effect; or

                 (v) The engagement by the Employee in willful misconduct which injures the Company, any Parent Corporation or any of its Subsidiaries.

         (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Consideration

         In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

         In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 -    Merger, Consolidation, Acquisition, Liquidation or Dissolution

         Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

         During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

         (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

         (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                 (ii) Subject to the Committee's consent, shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                 (iii) Subject to the Committee's consent, full payment in any other form approved by the Committee, consistent with applicable law and the Plan; or

                 (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

         (c)  On or prior to the date the same is required to be withheld:

                 (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (ii) Subject to the Committee's consent, full payment by delivery to the Company of shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Option or portion with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (iii) Subject to the Committee's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii);

         provided that if and to the extent required by Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), an election to make full payment by the means described in Section 5.3(c)(ii) or 5.3(c)(iii) shall be made more than six months after grant of the Option and either (x) made and the Option exercised only during the period beginning of the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (y) irrevocably made more than six months prior to the date the amount of tax to be withheld is determined in the case of Sections 5.3(c)(ii) and 5.3(iii); and

         (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock Certificates

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Stockholders

         The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

         The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                              AWARD OF BONUS STOCK

Section 6.1 - Award of Bonus Stock

         Stock bonuses awarded to any Executive under the Bonus Plan shall be awarded as Bonus Stock pursuant to this Article VI.

Section 6.2 - Value of Bonus Stock

         Each share of Bonus Stock shall be valued at 100% of the Fair Market Value of a share of Common Stock on the date such Bonus Stock is awarded.

Section 6.3 - Terms of Bonus Stock

         The Committee shall from time to time, in its absolute discretion, determine the terms and conditions applicable to such Bonus Stock, consistent with this Plan.

Section 6.4 - Issuance of Bonus Stock

         Upon the determination of the number of shares of Bonus Stock which the Executive shall receive pursuant to the Bonus Plan and Section 6.2(b), the Committee shall instruct the Secretary of the Company to issue such Bonus Stock and may impose such conditions on the issuance of such Bonus Stock as it deems appropriate. Notwithstanding anything to the contrary contained herein, bonus stock to be awarded from time to time to an executive officer of Canada Safeway Limited or Lucerne Foods Ltd. may be first issued to either or both of such subsidiaries for distribution to such executive officer.

                                  ARTICLE VII

                              TERMS OF BONUS STOCK

Section 7.1 - Bonus Stock Agreement

         Bonus Stock shall be issued only pursuant to a written Bonus Stock Agreement, which shall be executed by the Executive and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan, including, but not limited to, such terms and conditions as may be required in order for the Bonus Stock to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines, in its absolute discretion, that the award of Bonus Stock should so qualify.

Section 7.2 - Rights as Stockholders

         Upon delivery of the shares of Bonus Stock to the Bonus Stockholder or, if applicable, the escrow holder pursuant to Section 7.4, the Bonus Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Bonus Stock Agreement, including the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the absolute discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

Section 7.3 - Restriction

         All shares of Bonus Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Bonus Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Bonus Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions on sale and other dispositions of the Bonus Stock and restrictions based on duration of employment with the Company; provided however, that by a resolution adopted after the Bonus Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Bonus Stock Agreement, except with respect to Bonus Stock which the Committee determines, pursuant to Section 7.1, should qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. Bonus Stock may not be sold or encumbered until all restrictions on such Bonus Stock are terminated or expire.

Section 7.4 - Custody of Stock

         The Secretary of the Company or such other escrow holder as the Committee may appoint may, if requested by the Committee, retain physical custody of each certificate representing Bonus Stock until all of the restrictions imposed under the Bonus Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 7.5 - Legend

         In order to enforce the restrictions imposed upon shares of Bonus Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Bonus Stock that are still subject to restrictions under Bonus Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VIII

                                 ADMINISTRATION

Section 8.1 - Stock Option Committee

         (a) The Stock Option Committee shall consist of at least three persons (or such smaller number as may be permitted under Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such Rule is then in effect ("Rule 16b-3")) appointed by and holding office during the pleasure of the Board. No Options or Bonus Stock may be granted to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3.

         (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 8.2 - Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Stock Option Agreements and the Bonus Stock Agreements, and to adopt such rules for the administration, interpretation and application of the Plan, the Stock Option Agreements and the Bonus Stock Agreements as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) are required to be determined in the absolute discretion of the Committee.

Section 8.3 - Majority Rule

         The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 8.4 -    Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees and Bonus Stockholders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Bonus Stock, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE IX

                                OTHER PROVISIONS

Section 9.1 - Options Not Transferable

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 9.2 -    Amendment, Suspension or Termination of the Plan

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board.
However, to the extent required by Rule 16b-3 or the Code, no action of the Board may, except as provided in Section 2.3, increase any limit imposed in
Section 2.1 on the maximum number of shares which may be issued on exercise of Options or as Bonus Stock, modify the Award Limit, modify the eligibility requirements of Section 3.1 and 6.1, reduce the minimum Option price requirements of Section 4.2 or extend the limit imposed in this Section 9.2 on the period during which Options and Bonus Stock may be granted or otherwise amend the Plan in a manner requiring stockholder approval as a matter of Regulation 16b-3, Section 162(m) of the Code or other applicable law, regulation or rule without approval of the Company's stockholders given within 12 months before or after the action by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option or Bonus Stockholder, impair any rights or obligations under any Option or Bonus Stock theretofore granted. No Option or Bonus Stock may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option or Bonus Stock be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.3.

Section 9.3 -    Approval of Plan by Stockholders

         The original Plan was approved by the Company's stockholders in 1986. The first Amended and Restated Plan was approved by the Company's stockholders in 1990. The Plan was further amended effective October 10, 1991 and December 13, 1991 and, to the extent required by applicable law, such amendments were approved by the Company's shareholders in 1992. The 1994 Amended and Restated Plan shall be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the 1994 Amended and Restated Plan. Options may be granted under the first Amended and Restated Plan, as amended in 1991, until the Company's stockholders approve the 1994 Amended and Restated Plan. In addition, Options and Bonus Stock may be granted under the 1994 Amended and Restated Plan prior to such stockholder approval; provided, however, that Options granted under the 1994 Amended and Restated Plan after the adoption of the 1994 Amended and Restated Plan by the Board but prior to such stockholder approval shall not be excisable prior to the time when the Plan is approved by the stockholders; provided, further, that if stockholder approval of Options and Bonus Stock granted under the 1994 Amended and Restated Plan after adoption has not been obtained at the end of said 12-month period, all such Options and Bonus Stock shall thereupon be cancelled and become null and void.

Section 9.4 -    Effect of Plan Upon Other Option and Compensation Plans

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 9.5 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.



                                   *  *  *  *


         I hereby certify that the foregoing Amended and Restated Plan was duly adopted by the Board of Directors of Safeway Inc. as of January 31, 1994.

         Executed on this ____ day of ____________, 1994.



                                        _____________________________
                                                            Secretary


                                   *  *  *  *


         I hereby certify that the foregoing Amended and Restated Plan was duly approved by the stockholders of Safeway Inc. on __________ __, 1994.

         Executed on this ____ day of ____________, 1994.


                                        _____________________________
                                                            Secretary

                      THE OPERATING PERFORMANCE BONUS PLAN
                     FOR EXECUTIVE OFFICERS OF SAFEWAY INC.

              Safeway Inc., a Delaware corporation (the "Company"), hereby adopts The Operating Performance Bonus Plan for Executive Officers of Safeway Inc. (the "Plan"). The objectives of the Plan are to motivate and reward executives to produce results that increase shareholder value and to encourage individual and team behavior that helps the Company achieve both short and long-term corporate objectives.


                                   ARTICLE I

                                  DEFINITIONS

              Section 1.1 - Base Compensation. "Base Compensation" shall mean the Participant's regular weekly base salary rate as of the first day of the year, excluding moving expenses, bonus pay and other payments which are not considered part of regular weekly salary rate, multiplied by the number of weeks the Participant is eligible, including up to six weeks of Paid Leave of Absence.

              Section 1.2 - Paid Leave of Absence. "Paid Leave of Absence" shall mean a period of time during which a Participant performs no duties due to an illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which the Participant is so paid or so entitled to payment by the Company, whether direct or indirect, but excluding vacation time.

              Section 1.3 - Participant. "Participant" shall mean any of the Chief Executive Officer ("CEO"), the Executive Vice President - Supply and any Executive Officer.

                                   ARTICLE II

                                  BONUS AWARDS

              Section 2.1 - CEO. For each fiscal year the Compensation Committee (the "Committee") shall establish a performance target which shall include three components of overall Company performance: (i) same store sales,
(ii) operating profit and (iii) working capital. Achievement of specified levels above the performance target will result in an award not to exceed 80% of Base Compensation, paid in accordance with Article III. Prior to the payment of a bonus award the Committee must certify the level of performance attained by the Company during the year to which such bonus award relates.

              Section 2.2 - Executive Officers. Each Executive Officer (including the Executive Vice President - Supply, but excluding the CEO) is eligible for this bonus award. Achievement of specified levels above the performance target described under Section 2.1 will result in bonus awards not to exceed 40% for some and up to 100% of other Executive Officers' Base Compensation, as previously established by the Committee. At the CEO's discretion, however, the CEO may reduce the amount payable to any Executive Officer, paid in accordance with Article III. Prior to the payment of a bonus award the Committee must certify the level of performance attained by the Company during the year to which such bonus award relates.

              Section 2.3 - Executive Vice President - Supply. For each fiscal year the Committee shall establish a performance target which shall include four components of performance for the Supply Division: (i) total Supply Division income, (ii) plant performance, (iii) Glencourt income contribution and (iv) working capital turnover. Achievement of specified levels above the performance target will result in an award not to exceed 40% of Base Compensation, paid in accordance with Article III. Prior to the payment of a bonus award the Committee must certify the level of performance attained by the Supply Division during the year to which such bonus award relates.

                                  ARTICLE III

                             PAYMENT OF BONUS AWARD

              Section 3.1 - Form of Payment. Each bonus award shall be divided into two components, a cash bonus and a stock bonus. The amount of cash bonus shall be between 70% and 80% of the bonus award and the amount of stock bonus shall be between 20% and 30% of the bonus award. Stock bonuses shall be paid in accordance with the provisions of the 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc.

              Section 3.2 - Timing of Payment. Each bonus award shall be paid as soon as practicable after the end of the fiscal year to which such bonus award relates.

                                   ARTICLE IV

                                 SECTION 162(m)

              Section 4.1 - Qualified Performance Based Compensation. The Committee, in it discretion, may determine whether a bonus award should qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code") and may take such actions which it may deem necessary to ensure that such bonus award will so qualify.

              Section 4.2 - Performance Goals. With respect to any bonus award which the Committee determines should qualify as performance-based compensation, any of the performance targets described in Sections 2.1 and 2.3, if applicable to such bonus award, shall be established before the first day of the fiscal year to which such bonus award relates, except as may be otherwise provided under Section 162(m)(4)(C) of the Code.

                                   ARTICLE V

                           TRANSFERS AND TERMINATIONS

              Section 5.1 - Transfers. For a Participant who moves from one Executive Officer position to another during a year, the bonus award for the year will be the sum of the pro-rata bonus awards calculated for each position.

              Section 5.2 - Terminations. Except as provided in Section 5.1 or as otherwise provided by the Committee, a Participant who, whether voluntarily or involuntarily, is terminated, demoted, transferred or otherwise ceases to be an Executive Officer at any time during a year shall not be eligible to receive a partial year bonus award, except when the reason for leaving the position is for reasons of health or retirement; provided, however, that with respect to a Participant who leaves for reasons of health or retirement, the Committee or the CEO, in their discretion, may determine that such participant shall not receive a partial year bonus award.

                                   ARTICLE VI

                                 ADMINISTRATION

              Section 6.1 - Compensation Committee

              (a) The Committee shall consist of at least two persons appointed by and holding office at the pleasure of the Board.

              (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

              Section 6.2 - Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Section 162(m) of the Code are required to be determined in the sole and absolute discretion of the Committee.

              Section 6.3 - Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

                                  ARTICLE VII

                                OTHER PROVISIONS

              Section 7.1 - Amendment, Suspension or Termination of the Plan. This Plan does not constitute a promise to pay and may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, to the extent required by Section 162(m) with respect to bonus awards which the Committee determines should qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, no action of the Board may modify the performance targets described in Sections 2.1 and 2.3 if applicable to such bonus awards, after the commencement of the year with respect to which such bonus awards relate.

              Section 7.2 - Approval of Plan by Stockholders. This Plan shall be submitted for the approval of the Company's stockholders.

PROXY
                                SAFEWAY INC.

                PROXY - FOR THE ANNUAL MEETING - MAY 10, 1994

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

        The undersigned, having received the Notice of Meeting and Proxy Statement dated March 29, 1994, appoints Steven A. Burd and Michael C. Ross, and each or any of them as Proxies, with full power of substitution, to represent and vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Waterfront Plaza Hotel, 10 Washington Street, Oakland, California on Tuesday, May 10, 1994, at 10:00 a.m. or at any and all adjournments thereof, with all powers which the undersigned would possess if personally present.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED ''FOR'' ALL NOMINEES LISTED UNDER ITEM (1), ''FOR'' THE PROPOSALS DESCRIBED IN ITEMS (2), (3), (4) AND (6) AND ''AGAINST'' THE PROPOSAL DESCRIBED IN ITEM (5), ALL OF SAID ITEMS BEING MORE FULLY DESCRIBED IN THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE ACCOMPANYING PROXY STATEMENT. IF ANY OF THE NAMED NOMINEES SHOULD BECOME UNAVAILABLE PRIOR TO THE ANNUAL MEETING, THE PROXY WILL BE VOTED FOR ANY SUBSTITUTE NOMINEE OR NOMINEES DESIGNATED BY THE BOARD OF DIRECTORS. THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                             SEE REVERSE SIDE

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5
                       AND FOR PROPOSALS 2, 3, 4 AND 6.

1.  Election of Directors

    Nominees:  James H. Greene, Jr., Paul Hazen, Henry R. Kravis

                FOR ALL NOMINEES  / /     WITHHELD FROM ALL NOMINEES  / /

/ /  ______________________________________________________________
     For all nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  / /

2. Adoption of 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees to permit issuance of stock awards, provide limitations on number of options which may be granted to any employee in any given year and amend definition of ''subsidiary''.

                FOR  / /       AGAINST  / /       ABSTAIN  / /

3.  Adoption of Stock Option Plan for Consultants.

                FOR  / /       AGAINST  / /       ABSTAIN  / /

4.  Adoption of Operating Performance Bonus Plan for Executive Officers.

                FOR  / /       AGAINST  / /       ABSTAIN  / /

5.  Stockholder proposal on disclosure of executive compensation.

                FOR  / /       AGAINST  / /       ABSTAIN  / /

6.  Appointment of Deloitte & Touche as independent auditors for fiscal year
    1994.
                FOR  / /       AGAINST  / /       ABSTAIN  / /

7. In accordance with the judgments of the proxies, upon such other business as may properly come before the meeting and at any and all adjourments thereof.



Please date and sign exactly as name appears hereon. Joint owners should each sign. The full title or capacity of any person signing for a corporation, partnership, trust or estate should be indicated.


Signature:_______________________________________ Date_______________________


Signature:_______________________________________ Date_______________________